File No. 2-93076
                                                                        811-4103
                          U.S. SECURITIES AND EXCHANGE
                        COMMISSION Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|

              Pre-Effective Amendment No.____                                |_|


              Post-Effective Amendment No. 32                                |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


              Amendment No. 33                                               |X|


                        SELIGMAN HIGH INCOME FUND SERIES
               (Exact name of registrant as specified in charter)

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)


--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box):

|_| immediately upon filing pursuant to paragraph (b)


|X| on April 30, 2003 pursuant to paragraph (b)


|_| 60 days after filing pursuant to paragraph (a)(1)

|_| on (date) pursuant to paragraph (a)(1)

|_| 75 days after filing pursuant to paragraph (a)(2)

|_| on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      Prospectus


                                                                     May 1, 2003


Seligman
High-Yield Bond Series

--------------------------------------------------------------------------------
Seeking to Maximize Current Income by Investing in a Diversified Portfolio of High-Yielding Corporate Bonds
--------------------------------------------------------------------------------


The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.


                                   managed by
                                   J&WS [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864


TXHY1 5/2003

Table of Contents

The Fund

         Investment Objective .............................................    1

         Principal Investment Strategies ..................................    1

         Principal Risks ..................................................    2

         Past Performance .................................................    3

         Fees and Expenses ................................................    5

         Management .......................................................    6

Shareholder Information

         Deciding Which Class of Shares to Buy ............................    7

         Pricing of Fund Shares ...........................................   10

         Opening Your Account .............................................   10

         How to Buy Additional Shares .....................................   11

         How to Exchange Shares Among the Seligman Mutual Funds ...........   12

         How to Sell Shares ...............................................   12


         Important Policies That May Affect Your Account ..................   14


         Dividends and Capital Gain Distributions .........................   15


         Taxes ............................................................   16

         The Seligman Mutual Funds ........................................   17

Financial Highlights ......................................................   19

How to Contact Us .........................................................   23


For More Information ..............................................   back cover

The Fund

Investment Objective

The Fund's investment objective is to produce maximum current income.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:


The Fund has a fundamental policy which requires that, except for temporary defensive purposes, it invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds.


The Fund invests in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes. Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's Investors Service (Moody's) or BBB or lower by Standard & Poor's Ratings Services (S&P)). The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 (Rule 144A Securities).

The Fund uses an investment style that combines top-down macro-economic analysis with bottom-up fundamental research of individual companies. The investment manager looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify companies it believes are attractive within those sectors and industries. The investment manager also looks at the particular bond characteristics of the securities considered for purchase, e.g., the ability to "put" the bonds back to the issuer under certain circumstances, financial requirements that the issuer is required to maintain or other terms the investment manager considers favorable. The investment manager looks at a variety of factors when making sector and industry allocation decisions, including:

      o The effect of the interest-rate environment on various sectors and industries

      o     Potential for corporate earnings growth

      o     The sector or industry contribution to GDP

      o     Historical and anticipated default rates

In selecting individual securities, the investment manager seeks to identify companies that it believes display one or more of the following:

      o     Strong operating cash flow and margins

      o     Improving financial ratios (i.e., creditworthiness)

      o     Leadership in market share or other competitive advantage

      o     Superior management

      o     Attractive relative pricing

The Fund will generally sell a security if the investment manager believes that the company displays deteriorating cash flows, an ineffective management team, or an unattractive relative valuation.

The Fund may invest up to 20% of its total assets in a range of high-yield, medium and lower quality corporate notes; short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of more than $1 billion; bankers' acceptances and interest-bearing savings or time deposits of such banks; prime commercial paper; securities issued, guaranteed, or insured by the US Government, its agencies or instrumentalities; and other income-producing cash items, including repurchase agreements.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund may invest up to 10% of its total assets in debt securities of foreign issuers. In accordance with its objective of producing maximum current income, the Fund may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. While the Fund favors cash-paying bonds over deferred pay securities, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional shares).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective and its fundamental policy may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value, yield and total return will fluctuate with fluctuations in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

Higher-yielding, higher-risk, medium and lower quality corporate bonds and notes, like the securities in which the Fund invests, are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's bonds and notes will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions about credit quality.

Lower-rated and unrated corporate bonds and notes are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Fund difficulties in valuing and selling its securities.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

"Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income bearing securities. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund. Additionally, because they do not pay current income, they will detract from the Fund's objective of producing maximum current income.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance


The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's other classes compares to two widely-used measures of performance. Class R shares is a new class of shares, effective April 30, 2003, so no performance information is available.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sales of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

19.19%  0.78%  20.72%  14.82%  14.26%   1.32%    0.09% -10.02%  -15.91%   -5.35%
--------------------------------------------------------------------------------
1993    1994    1995    1996    1997    1998     1999    2000     2001     2002


              [Best quarter return: 6.50% - quarter ended 3/31/93.]
             [Worst quarter return: -9.42% - quarter ended 9/30/01.]

Average Annual Total Returns - Periods Ended 12/31/02

                                                                                              Class B      Class C       Class D
                                                                                               Since        Since         Since
                                                                One      Five        Ten     Inception    inception     Inception
                                                                Year     Years      Years     4/22/96      5/27/99       9/21/93
---------------------------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                            (9.75)%   (7.10)%     2.78%      n/a          n/a           n/a
---------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                            (12.58)   (10.69)    (1.12)      n/a          n/a           n/a
---------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares    (5.97)    (6.77)     (0.60)      n/a          n/a           n/a
---------------------------------------------------------------------------------------------------------------------------------
Class B                                                        (10.35)   (7.11)       n/a     (2.41)         n/a           n/a
---------------------------------------------------------------------------------------------------------------------------------
Class C                                                        (7.93)      n/a        n/a       n/a        (10.06)%        n/a
---------------------------------------------------------------------------------------------------------------------------------
Class D                                                        (6.94)    (6.89)       n/a       n/a          n/a          1.34%
---------------------------------------------------------------------------------------------------------------------------------
CSFB High Yield Market Index                                    3.11      1.47       6.56      4.33(1)      1.04(2)       5.61(3)
---------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney High Yield Market Index                   (1.52)     0.64       6.08      3.78(2)     (0.65)(2)      5.16(3)
---------------------------------------------------------------------------------------------------------------------------------
Lipper High Current Yield Average                              (1.67)    (0.49)      5.41      2.96(4)     (1.71)         4.44(5)
---------------------------------------------------------------------------------------------------------------------------------

------------------
The CSFB High Yield Market Index, Salomon Smith Barney High Yield Market Index and the Lipper High Current Yield Average are unmanaged benchmarks that assume the reinvestment of all distributions. The CSFB High Yield Market Index and the Salomon Smith Barney High Yield Market Index exclude the effect of fees, sales charges and taxes, and the Lipper High Current Yield Average excludes the effect of sales charges and taxes. The CSFB High Yield Market Index and the Salomon Smith Barney High Yield Market Index measure the performance of high yield corporate bonds. The Lipper High Current Yield Average measures the performance of mutual funds similar to the Fund.

The Fund will no longer be compared to the CSFB Index as the Investment Manager believes that the Salomon Index is better representative of the types of securities in which the Fund invests.

(1)   From April 30, 1996.

(2)   From May 31, 1999.

(3)   From September 30, 1993.

(4)   From April 25, 1996.

(5)   From September 23, 1993.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees                                                        Class A      Class B   Class C   Class D   Class R
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                              4.75%           5%        2%        1%        1%
----------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on Purchases (as a % of offering price)     4.75%(1)     none         1%     none      none
----------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value,
 whichever is less)                                                      none(1)         5%        1%        1%        1%
----------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
----------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                          0.65%        0.65%     0.65%     0.65%     0.65%
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                 0.25%        1.00%     1.00%     1.00%     0.50%
----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                           0.41%        0.41%     0.41%     0.41%     0.41%
----------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     1.31%        2.06%     2.06%     2.06%     1.56%
----------------------------------------------------------------------------------------------------------------------------


----------
(1) If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year       3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
Class A                      $602         $870        $1,159       $1,979
--------------------------------------------------------------------------------
Class B                       709          946         1,308        2,197+
--------------------------------------------------------------------------------
Class C                       406          739         1,197        2,466
--------------------------------------------------------------------------------
Class D                       309          646         1,108        2,390
--------------------------------------------------------------------------------
Class R                       259          493           850        1,856
--------------------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:

                            1 Year       3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
Class A                      $602         $870        $1,159       $1,979
--------------------------------------------------------------------------------
Class B                       209          646         1,108        2,197+
--------------------------------------------------------------------------------
Class C                       307          739         1,197        2,466
--------------------------------------------------------------------------------
Class D                       209          646         1,108        2,390
--------------------------------------------------------------------------------
Class R                       159          493           850        1,856
--------------------------------------------------------------------------------

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

--------------------------------------------------------------------------------

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

--------------------------------------------------------------------------------

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 22 USregistered investment companies, which offer more than 60 investment portfolios with approximately $10.8 billion in assets as of March 31, 2003. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2003, of approximately $7.1 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.65% of the Fund's average daily net assets on the first $1 billion of net assets and 0.55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 2002, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.65% of the Fund's average daily net assets.


--------------------------------------------------------------------------------

Affiliates of Seligman:

Seligman Advisors, Inc.: The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.: A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC): The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

--------------------------------------------------------------------------------

Portfolio Management

The Fund is managed by Seligman's Fixed Income Team, headed by Kendall C. Peterson. Mr. Peterson, a Managing Director of Seligman and Vice President of the Fund, has been Portfolio Manager since joining Seligman in September 2001. Mr. Peterson is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman High-Yield Bond Portfolio. Before joining Seligman, Mr. Peterson was Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. From 1985 through 1999, Mr. Peterson served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other classes. When deciding which Class of shares to buy, you should consider, among other things:

o     The amount you plan to invest.

o How long you intend to remain invested in the Fund, or another Seligman mutual fund.


o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.


o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
--------------------------------------------------------------------------------

o     Initial sales charge on Fund purchases, as set forth below:

                               Sales Charge as a %       Sales Charge as a % of    Regular Dealer Discount
Amount of your Investment      of Offering Price(1)        Net Amount Invested    as a % of Offering Price
----------------------------------------------------------------------------------------------------------
Less than $ 50,000                      4.75%                      4.99%                     4.25%
----------------------------------------------------------------------------------------------------------
$50,000 - $ 99,999                      4.00                       4.17                      3.50
----------------------------------------------------------------------------------------------------------
$100,000 - $249,999                     3.50                       3.63                      3.00
----------------------------------------------------------------------------------------------------------
$250,000 - $499,999                     2.50                       2.56                      2.25
----------------------------------------------------------------------------------------------------------
$500,000 - $999,999                     2.00                       2.04                      1.75
----------------------------------------------------------------------------------------------------------
$1,000,000 and over(2)                  0.00                       0.00                      0.00
----------------------------------------------------------------------------------------------------------

-------------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

o     Annual 12b-1 fee (for shareholder services) of up to 0.25%.

o No initial sales charge on reinvested dividends or capital gain distributions.

o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

Class B
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase                                                      CDSC
-------------------------------------------------------------------------------
Less than 1 year                                                           5%
-------------------------------------------------------------------------------
1 year or more but less than 2 years                                       4
-------------------------------------------------------------------------------
2 years or more but less than 3 years                                      3
-------------------------------------------------------------------------------
3 years or more but less than 4 years                                      3
-------------------------------------------------------------------------------
4 years or more but less than 5 years                                      2
-------------------------------------------------------------------------------
5 years or more but less than 6 years                                      1
-------------------------------------------------------------------------------
6 years or more                                                            0
-------------------------------------------------------------------------------

Your purchase of Class B shares must be for less than $250,000, because if you are investing $250,000 or more you will pay less in fees and charges if you buy another Class of shares.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C
--------------------------------------------------------------------------------

o     Initial sales charge on Fund purchases, as set forth below:

                              Sales Charge as a % of     Sales Charge as a % of    Regular Dealer Discount
Amount of your Investment        Offering Price(1)         Net Amount Invested    as a % of Offering Price
----------------------------------------------------------------------------------------------------------
Less than $100,000                      1.00%                     1.01%                      1.00%
----------------------------------------------------------------------------------------------------------
$100,000-$249,999                       0.50                       0.50                      0.50
----------------------------------------------------------------------------------------------------------
$250,000-$1,000,000                     0.00                       0.00                      0.00
----------------------------------------------------------------------------------------------------------

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

o     A 1% CDSC on shares sold within eighteen months of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No initial sales charge on reinvested dividends or capital gain distributions.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

      Your purchase of Class C shares must be for less than $1,000,000, because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A Shares.

Class D*
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     A 1% CDSC on shares sold within one year of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

----------
* Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.


Class R*
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

o A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

----------
* Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.


The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading of the NYSE on that day. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." An authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

--------------------------------------------------------------------------------

NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the Fund.


Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

Opening Your Account


The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D and--Class R."

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

o     Regular (non-retirement) accounts: $1,000

o     For accounts opened concurrently with Invest-A-Check(R):

      o     $100 to open if you will be making monthly investments

      o     $250 to open if you will be making quarterly investments

--------------------------------------------------------------------------------

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

--------------------------------------------------------------------------------

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase. You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares and be drawn in an amount of $100 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset-allocation strategy around the cost of your future commitments and the time you have to meet them. Contact an authorized dealer or your financial advisor for more information.

Seligman Harvester(SM Patent Pending). If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses and establishing a prudent withdrawal schedule. Contact an authorized dealer or your financial advisor for more information.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."


When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.


To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:


o     A signed, written redemption request;

o     Telephone confirmation; and

o     A signature guarantee

--------------------------------------------------------------------------------

Signature Guarantee:

Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable signature guarantee.

--------------------------------------------------------------------------------

Confirmations will not affect the date on which your shares are redeemed, but it may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

o     a corporation;

o     an executor or administrator;

o     a trustee or custodian; or

o     in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.


Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

o     Refuse an exchange request if:

      1. you have exchanged twice from the same fund in any three-month period;


      2. the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets; or


      3. you, an authorized dealer or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

o     Refuse any request to buy Fund shares;

o     Reject any request received by telephone;

o     Suspend or terminate telephone services;

o     Reject a signature guarantee that SDC believes may be fraudulent;

o Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;

o Close your account if it does not have a certified taxpayer identification number.


o Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.


Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

o     Exchange shares between funds;

o     Change dividend and/or capital gain distribution options;

o     Change your address;

o     Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

o     Corporations may not sell Fund shares by phone;

o     IRAs may only exchange Fund shares or request address changes by phone;

o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Dividends and Capital Gain Distributions


The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


You may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer, or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


Cash dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesig- nated bank account, generally within 2 business days from the payable date.


--------------------------------------------------------------------------------

Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

--------------------------------------------------------------------------------

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

Equity
--------------------------------------------------------------------------------

Specialty
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
--------------------------------------------------------------------------------

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

Medium Company
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------

Seligman Common Stock Fund


Seeks total return through a combination of capital appreciation and current income.


Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund


Seeks long-term capital appreciation.


Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.


Balanced
--------------------------------------------------------------------------------

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Fixed-Income
--------------------------------------------------------------------------------

Income
--------------------------------------------------------------------------------

Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:* Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                      Louisiana                New Jersey
o     High-Yield                Maryland                 New York
o     Quality                   Massachusetts            North Carolina
Colorado                        Michigan                 Ohio
Florida                         Minnesota                Oregon
Georgia                         Missouri                 Pennsylvania
                                                         South Carolina


*     A small portion of income may be subject to state and local taxes.

Money Market
--------------------------------------------------------------------------------

Seligman Cash Management Fund


Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights


The tables below are intended to help you understand the financial performance of certain of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                                   Year ended December 31,
                                                         --------------------------------------------------------------------------
CLASS A                                                      2002           2001+++          2000           1999              1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $   3.69       $   4.99         $   6.26       $   6.95       $      7.55
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                      0.28           0.47             0.64           0.69              0.70
-----------------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both
  realized and unrealized)                                  (0.47)         (1.21)           (1.21)         (0.68)            (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (0.19)         (0.74)           (0.57)          0.01              0.11
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                      (0.28)         (0.47)           (0.64)         (0.70)            (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                 --             --            (0.02)            --                --
-----------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                         (0.06)         (0.09)           (0.04)            --                --
-----------------------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                             --             --               --             --             (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (0.34)         (0.56)           (0.70)         (0.70)            (0.71)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $   3.16       $   3.69         $   4.99       $   6.26       $      6.95
===================================================================================================================================
Total Return:                                               (5.35)%       (15.91)%         (10.02)%         0.09%             1.32%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                   $254,191       $360,394         $584,944       $923,395       $ 1,050,340
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.31%          1.16%            1.09%          1.08%             1.10%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         8.53%         10.61%           11.08%         10.30%             9.46%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    117.82%         53.04%           27.45%         40.60%            35.34%
-----------------------------------------------------------------------------------------------------------------------------------


---------
See footnotes on page 20.

                                                                                     Year ended December 31,
                                                               ---------------------------------------------------------------------
CLASS B                                                             2002         2001+++        2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $    3.70    $    5.00      $    6.26    $      6.95    $      7.55
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                             0.26         0.43           0.59           0.64           0.64
------------------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and
  unrealized)                                                      (0.48)       (1.21)         (1.20)         (0.68)         (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (0.22)       (0.78)         (0.61)         (0.04)          0.05
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                             (0.25)       (0.43)         (0.59)         (0.65)         (0.63)
------------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                        --           --          (0.02)            --             --
------------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                (0.06)       (0.09)         (0.04)            --             --
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                       --           --             --             --          (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.31)       (0.52)         (0.65)         (0.65)         (0.65)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $    3.17    $    3.70      $    5.00    $      6.26    $      6.95
====================================================================================================================================
Total Return:                                                      (6.07)%     (16.58)%       (10.66)%        (0.69)%         0.57%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                         $ 326,688    $ 483,041      $ 723,751    $ 1,073,910    $ 1,037,994
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             2.06%        1.91%          1.84%          1.83%          1.85%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                7.78%        9.86%         10.33%          9.55%          8.71%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           117.82%       53.04%         27.45%         40.60%         35.34%
------------------------------------------------------------------------------------------------------------------------------------



                                                                                            Year ended December 31,     5/27/99**
                                                                                      -------------------------------      to
CLASS C                                                                                  2002       2001+++      2000    12/31/99
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $  3.70    $  5.00      $  6.27    $  6.75
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                  0.26       0.43         0.59       0.32
------------------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)                      (0.48)     (1.21)       (1.21)     (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                        (0.22)     (0.78)       (0.62)     (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                                                  (0.25)     (0.43)       (0.59)     (0.39)
------------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                                             --         --        (0.02)        --
------------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                                     (0.06)     (0.09)       (0.04)        --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                   (0.31)     (0.52)       (0.65)     (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  3.17    $  3.70      $  5.00    $  6.27
====================================================================================================================================
Total Return:                                                                           (6.08)%   (16.59)%     (10.81)%    (1.71)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                              $52,709    $78,721      $87,204    $51,815
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                  2.06%      1.91%        1.84%      1.81%+
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                     7.78%      9.86%       10.33%      9.78%+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                117.82%     53.04%       27.45%     40.60%++
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Year ended December 31,
                                                                   -----------------------------------------------------------
CLASS D                                                                2002        2001+++       2000        1999        1998
------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $   3.70    $   5.00      $   6.27    $   6.95    $   7.55
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                0.26        0.43          0.59        0.64        0.64
------------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities(both realized and unrealized)     (0.48)      (1.21)        (1.21)      (0.67)      (0.59)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (0.22)      (0.78)        (0.62)      (0.03)       0.05
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                                (0.25)      (0.43)        (0.59)      (0.65)      (0.63)
------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                           --          --         (0.02)         --          --
------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                   (0.06)      (0.09)        (0.04)         --          --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                       --          --            --          --       (0.02)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.31)      (0.52)        (0.65)      (0.65)      (0.65)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $   3.17    $   3.70      $   5.00    $   6.27    $   6.95
==============================================================================================================================
Total Return:                                                         (6.08)%    (16.59)%      (10.81)%     (0.54)%      0.57%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                             $135,595    $217,133      $369,286    $656,727    $769,828
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                2.06%       1.91%         1.84%       1.83%       1.85%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment incometo average net assets                    7.78%       9.86%        10.33%       9.55%       8.71%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              117.82%      53.04%        27.45%      40.60%      35.34%
------------------------------------------------------------------------------------------------------------------------------


--------------
*     Per share amounts are calculated based on average shares outstanding.

**    Commencement of offering of shares.

+     Annualized.

++    For the year ended December 31, 1999.


+++ As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01 for Classes A, B, C and D, decrease net realized and unrealized gain (loss) on investments per share by $0.01 for Classes A, B, C and D, and decrease the ratios of net investment income to average net asets from 10.77% to 10.61% for Class A and from 10.02% to 9.86% for Classes B, C and D. The ratios for periods prior to January 1, 2001 have not been restated.

How to Contact Us


The Fund .......................................     Write:      Corporate Communications/
                                                                 Investor Relations Department
                                                                 J. & W. Seligman & Co. Incorporated
                                                                 100 Park Avenue, New York, NY 10017

                                                     Phone:      Toll-Free (800) 221-7844 in the US or
                                                                 (212) 850-1864 outside the US

                                                     Website:    http://www.seligman.com

Your Regular (Non-Retirement) Account ..........     Write:      Shareholder Services Department
                                                                 Seligman Data Corp.
                                                                 100 Park Avenue, New York, NY 10017

                                                     Phone:      Toll-Free (800) 221-2450 in the US or
                                                                 (212) 682-7600 outside the US

                                                     Website:    http://www.seligman.com

Your Retirement Account.........................     Write:      Retirement Plan Services
                                                                 Seligman Data Corp.
                                                                 100 Park Avenue, New York, NY 10017

                                                     Phone:      Toll-Free (800) 445-1777


--------------------------------------------------------------------------------

24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transactions, and other information. Alternatively, you may access our website at http://www.seligman.com.

--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of
                                   [LOGO] J&WS
                             J. &. W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

For More Information


The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-4103

                                                                      Prospectus
                                                                     May 1, 2003
                                                                  Class I Shares


Seligman
High-Yield Bond Series

--------------------------------------------------------------------------------
Seeking to Maximize Current Income by Investing in a Diversified Portfolio of High-Yielding Corporate Bonds
--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.


                                   managed by

                                   [LOGO] J&WS
                             J. & W. SELIGMAN & CO.

                                  INCORPORATED
                                ESTABLISHED 1864


TXHY1 5/2003 CI

Table of Contents

The Fund

         Investment Objective ..............................................   1

         Principal Investment Strategies ...................................   1

         Principal Risks ...................................................   2

         Past Performance ..................................................   3

         Fees and Expenses .................................................   5

         Management ........................................................   6

Shareholder Information

         Pricing of Fund Shares ............................................   7

         How to Buy Fund Shares ............................................   7

         How to Exchange Shares Among the Seligman Mutual Funds ............   7

         How to Sell Shares ................................................   8

         Important Policies That May Affect Your Account ...................   8

         Dividends and Capital Gain Distributions ..........................   8

         Taxes .............................................................   9

         The Seligman Mutual Funds .........................................  10

Financial Highlights .......................................................  12

How to Contact Us ..........................................................  13

For More Information ...............................................  back cover

The Fund

Investment Objective

The Fund's investment objective is to produce maximum current income.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:


The Fund has a fundamental policy which requires that, except for temporary defensive purposes, it invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds.


The Fund invests in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes. Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's Investors Service (Moody's) or BBB or lower by Standard & Poor's Ratings Services (S&P)). The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 (Rule 144A Securities).

The Fund uses an investment style that combines top-down macro-economic analysis with bottom-up fundamental research of individual companies. The investment manager looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify companies it believes are attractive within those sectors and industries. The investment manager also looks at the particular bond characteristics of the securities considered for purchase, e.g., the ability to "put" the bonds back to the issuer under certain circumstances, financial requirements that the issuer is required to maintain or other terms the investment manager considers favorable. The investment manager loooks at a variety of factors when making sector and industry allocation decisions, including:

o The effect of the interest-rate environment on various sectors and industries

o     Potential for corporate earnings growth

o     The sector or industry contribution to GDP

o     Historical and anticipated default rates

In selecting individual securities, the investment manager seeks to identify companies that it believes display one or more of the following:

o     Strong operating cash flow and margins

o     Improving financial ratios (i.e. creditworthiness)

o     Leadership in market share or other competitive advantage

o     Superior management

o     Attractive relative pricing

The Fund will generally sell a security if the investment manager believes that the company displays deteriorating cash flows, an ineffective management team, or an unattractive relative valuation.

The Fund may invest up to 20% of its total assets in a range of high-yield, medium and lower quality corporate notes; short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of more than $1 billion; bankers' acceptances and interest-bearing savings or time deposits of such banks; prime commercial paper; securities issued, guaranteed, or insured by the US Government, its agencies or instrumentalities; and other income-producing cash items, including repurchase agreements.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund may invest up to 10% of its total assets in debt securities of foreign issuers. In accordance with its objective of producing maximum current income, the Fund may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. While the Fund favors cash-paying bonds over deferred pay securities, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional shares).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective and its fundamental policy may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value, yield and total return will fluctuate with fluctuations in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

Higher-yielding, higher-risk, medium and lower quality corporate bonds and notes, like the securities in which the Fund invests, are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's bonds and notes will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions about credit quality.

Lower-rated and unrated corporate bonds and notes are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Fund difficulties in valuing and selling its securities.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

"Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income bearing securities. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund. Additionally, because they do not pay current income, they will detract from the Fund's objective of producing maximum current income.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance


The following performance information provides some indication of the risks of investing in the Fund by comparing the performance of Class I shares with two widely-used measures of market performance.

It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

Class I Annual Total Return

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                     -5.02%
--------------------------------------------------------------------------------
                                      2002

             [Best quarter return: 4.48% -- quarter ended 12/31/02.]
            [Worst quarter return: -6.45% -- quarter ended 6/30/02.]

Average Annual Total Returns - Periods Ended 12/31/02

                                                                        Since
                                                             One      Inception
                                                             Year      11/30/01
--------------------------------------------------------------------------------
Class I                                                     (5.02)%      5.54%
--------------------------------------------------------------------------------
CSFB High Yield Market Index                                 3.11        2.92
--------------------------------------------------------------------------------
Salomon Smith Barney High Yield Market Index                (1.52)      (1.99)
--------------------------------------------------------------------------------
Lipper High Current Yield Average                           (1.67)      (1.78)
--------------------------------------------------------------------------------

The CSFB High Yield Market Index, Salomon Smith Barney High Yield Market Index and the Lipper High Current Yield Average (Lipper Average) are unmanaged benchmarks that assume the reinvestment of all distributions. The CSFB High Yield Market Index and the Salomon Smith Barney High Yield Market Index exclude the effect of fees, sales charges and taxes, and the Lipper Average excludes the effect of sales charges and taxes. The CSFB High Yield Market Index and the Salomon Smith Barney High Yield Market Index measure the performance of high yield corporate bonds, and the Lipper Average measures the performance of mutual funds similar to the Fund.

The Fund will no longer be compared to the CSFB Index as the Investment Manager believes that the Salomon Index is better representative of the types of securities in which the Fund invests.

Fees and Expenses


The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                   none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions                 none


Annual Fund Operating Expenses
--------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.65%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                   none
--------------------------------------------------------------------------------
Other Expenses                                                             0.33%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       0.98%
--------------------------------------------------------------------------------

Example


This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year       3 Years       5 Years    10 Years
--------------------------------------------------------------------------------
Class I                      $100         $312          $542       $1,201
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

--------------------------------------------------------------------------------

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman),
100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 22 US registered investment companies, which offer more than 60 investment portfolios with approximately $10.8 billion in assets as of March 31, 2003.

Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2003, of approxi-mately $7.1 billion.

The Fund pays Seligman a management fee for its services. The management fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.65% of the Fund's average daily net assets on the first $1 billion of net assets and 0.55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 2002, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.65% of the Fund's average daily net assets.


--------------------------------------------------------------------------------

Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

--------------------------------------------------------------------------------

Portfolio Management

The Fund is managed by Seligman's High-Yield Team, headed by Kendall C. Peterson. Mr. Peterson, a Managing Director of Seligman and Vice President of the Fund, has been Portfolio Manager since joining Seligman in September 2001. Mr. Peterson is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman High-Yield Bond Portfolio. Before joining Seligman, Mr. Peterson was Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. From 1985 through 1999, Mr. Peterson served in a variety of capacities with the Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds.

Shareholder Information

The Fund offers five Classes of shares. Only Class I shares are offered by this Prospectus. The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Purchase or sale orders received by Seligman Advisors before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. If your purchase and sale orders are handled by an authorized dealer or financial advisor, then purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the NYSE and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading of the NYSE on that day. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." You or an authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business. Class I shares are not subject to any initial or contingent sales charges or distribution expenses.

--------------------------------------------------------------------------------

NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

To make your initial investment in the Fund, an account must be established by SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require aditional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect
Your Account

The Fund reserves the right to:

o Refuse an exchange request or a purchase request when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations;

o     Refuse any request to buy Fund shares;

o     Reject any request received by telephone;

o Close your account if it does not have a certified taxpayer identification number.


o Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.


Dividends and Capital Gain Distributions


The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


--------------------------------------------------------------------------------

Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

--------------------------------------------------------------------------------

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


Cash dividends and capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, generally within 2 business days from the payable date.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

<<HIGH-YIELD BOND CLASS I RIDERS
RIDER 2A-1 RIDER 11B RIDER 13A RIDER 15A RIDER 15B 3 Document6>>

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

Specialty
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund+

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
--------------------------------------------------------------------------------

Seligman Frontier Fund+

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

Medium Company
--------------------------------------------------------------------------------

Seligman Capital Fund+

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------

Seligman Common Stock Fund+


Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+

Seeks long-term capital appreciation.


Seligman International Growth Fund+

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.


Balanced
--------------------------------------------------------------------------------

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Fixed-Income
--------------------------------------------------------------------------------

Income
--------------------------------------------------------------------------------

Seligman High-Yield Bond Series+

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund+

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Seligman U.S. Government Securities Series

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                      Louisiana                 New Jersey
o     High-Yield                Maryland                  New York
                                Massachusetts             North Carolina
o     Quality                   Michigan                  Ohio
Colorado                        Minnesota                 Oregon
Florida                         Missouri                  Pennsylvania
Georgia                                                   South Carolina

----------
*     A small portion of income may be subject to state and local taxes.

+     Offers Class I Shares.

Money Market
--------------------------------------------------------------------------------

Seligman Cash Management Fund+


Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.


Asset Allocation
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights


The table below is intended to help you understand the financial performance of the Fund's Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total return does not reflect any sales charges or taxes and is not annualized for periods of less than one year. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                         Year    11/30/01**
                                                                        Ended        to
CLASS I                                                                  2002    12/31/01+++
-----------------------------------------------------------------------------------------------
Per Share Data:*
-----------------------------------------------------------------------------------------------
Net asset value, beginning of the period                               $ 3.69       $ 3.77
-----------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------
  Net investment income (loss)                                           0.29         0.02
-----------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)      (0.47)       (0.05)
-----------------------------------------------------------------------------------------------
Total from investment operations                                        (0.18)       (0.03)
-----------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------
  Dividends from net investment income                                  (0.29)       (0.01)
-----------------------------------------------------------------------------------------------
  Return of capital                                                     (0.06)       (0.04)
-----------------------------------------------------------------------------------------------
Total distributions                                                     (0.35)       (0.05)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 3.16       $ 3.69
-----------------------------------------------------------------------------------------------
Total Return:                                                           (5.02)%      (0.91)%
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
-----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $3,085       $   53
===============================================================================================
Ratio of expenses to average net assets                                  0.93%        0.78%+
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              8.91%       11.48%+
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                117.82%       53.04%++
-----------------------------------------------------------------------------------------------
Without expense reimbursements:@
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  0.98%        1.43%+
-----------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     8.86%       10.83%+
-----------------------------------------------------------------------------------------------


----------
  *   Per share amounts are calculated based on average shares outstanding.

 **   Commencement of offering of shares.


  @ The Manager, at its discretion, reimbursed certain expenses of Class I shares.


  +   Annualized.

 ++   For the year ended December 31, 2001.


+++ As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share, decrease net realized and unrealized gain (loss) on investments per share and decrease the ratios of net investment income to average net assets from 11.53% to 11.48% for Class I. The effect of this change per share was less than $0.01.

How to Contact Us

The Fund.........................................    Write:      Corporate Communications/
                                                                 Investor Relations Department
                                                                 J. & W. Seligman & Co. Incorporated
                                                                 100 Park Avenue, New York, NY 10017

                                                     Phone:      Toll-Free (800) 221-7844 in the US or
                                                                 (212) 850-1864 outside the US

                                                     Website:    http://www.seligman.com

Your Regular (Non-Retirement) Account............    Write:      Shareholder Services Department
                                                                 Seligman Data Corp.
                                                                 100 Park Avenue, New York, NY 10017

                                                     Phone:      Toll-Free (800) 221-2450 in the US or
                                                                 (212) 682-7600 outside the US

                                                     Website:    http://www.seligman.com

Your Retirement Account..........................    Write:      Retirement Plan Services
                                                                 Seligman Data Corp.
                                                                 100 Park Avenue, New York, NY 10017

                                                     Phone:      Toll-Free (800) 445-1777

--------------------------------------------------------------------------------

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transactions, and other information. Alternatively, you may access our website at http://www.seligman.com.

--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                   [LOGO] J&WS

                             J. &. W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

--------------------------------------------------------------------------------

For More Information

SEC File Number: 811-4103


The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about the Fund, including the SAI, can be viewed and copies at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the Edgar Database on the SEC's internet site: http://www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                     May 1, 2003

Seligman
U.S. Government Securities Series

--------------------------------------------------------------------------------
Seeking High Current Income by Investing in US Government Securities
--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.


                                   managed by

                                   [LOGO] J&WS
                             J. & W. SELIGMAN & CO.

                                  INCORPORATED
                                ESTABLISHED 1864


TXUSGI 5/2003

Table of Contents


The Fund

        Investment Objective ..............................................    1

        Principal Investment Strategies ...................................    1

        Principal Risks ...................................................    1

        Past Performance ..................................................    2

        Fees and Expenses .................................................    4

        Management ........................................................    5

Shareholder Information

        Deciding Which Class of Shares to Buy .............................    6

        Pricing of Fund Shares ............................................   10

        Opening Your Account ..............................................   10

        How to Buy Additional Shares ......................................   11

        How to Exchange Shares Among the Seligman Mutual Funds ............   12

        How to Sell Shares ................................................   12

        Important Policies That May Affect Your Account ...................   13

        Dividends and Capital Gain Distributions ..........................   15

        Taxes .............................................................   15

        The Seligman Mutual Funds .........................................   16

Financial Highlights ......................................................   18

How to Contact Us .........................................................   21

For More Information ..............................................   back cover

The Fund

Investment Objective
The Fund's investment objective is high current income.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund has a fundamental policy that, except for temporary defensive purposes, it will invest at least 80% of its total assets in direct obligations of the US Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds, and in debt securities issued or guaranteed by the US Government, its agencies or instrumentalities (US Government Securities) which are backed by the full faith and credit of the US Government and have maturities greater than one year at the date of purchase by the Fund.

The Fund may invest up to 20% of its total assets in direct obligations of the US Treasury and in US Government Securities which have maturities of any duration at the date of purchase by the Fund.

US Government Securities include obligations of the US Government and US Government agencies, such as the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (Freddie Mac), the Government National Mortgage Association (Ginnie Mae) and the Federal National Mortgage Association (Fannie Mae). These include mortgage pass-through securities, collateralized mortgage obligations, repurchase agreements involving these securities, and obligations that, while not issued by the US Government or its agencies, are backed by the full faith and credit of the US Government.

When selecting individual securities for purchase by the Fund, the investment manager:

      o seeks to determine long-term trends in interest rates and adjust maturities of portfolio securities accordingly. For example, if the investment manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the investment manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities.

      o after determining the appropriate maturity, seeks to identify securities of the same maturity that offer higher yields, which will provide more income to the Fund.

The Fund generally sells securities in response to its belief in the changing direction of long-term interest rates; when yield spreads become exceedingly narrow and the investment manager believes that the Fund is not being amply rewarded for buying securities with longer maturities (which generally offer higher yields but are subject to more price volatility than securities with shorter maturities); or when the Fund must meet cash requirements.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective and its fundamental policy may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The US Government does not guarantee the market value or the current yield of government securities. The Fund's net asset value, yield, and total return will fluctuate and are not guaranteed by the US Government.

The securities in which the Fund invests are considered among the safest of fixed-income investments. However, their market values, like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Fund's net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Fund's yield will vary based on the yield of its portfolio securities.

Generally, as interest rates rise, the value of the securities held by the Fund will decline. Conversely, if interest rates decline, the value of the securities held by the Fund will increase. This effect is usually more pronounced for longer-term securities, like those in which the Fund invests. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

The Fund may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time the Fund enters into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time the Fund commits to purchase the securities and the time of delivery of the securities.

Repurchase agreements in which the Fund invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance


The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's other Classes compares to two widely-used measures of market performance. Class R shares is a new class of shares, effective April 30, 2003, so no performance information is available.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. After-tax returns presented in the table are for Class A shares only.


After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Class A Annual Total Returns

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

7.46%  -3.88%  18.15%  -0.29%   8.53%   8.46%   -3.63%  12.26%    5.95%   10.45%
--------------------------------------------------------------------------------
1993    1994    1995    1996    1997    1998     1999    2000     2001     2002


              [Best quarter return: 6.54% - quarter ended 9/30/02.]
             [Worst quarter return: -3.48% - quarter ended 3/31/96.]

Average Annual Total Returns - Periods Ended 12/31/02

                                                                                     Class B      ClassC        Class D
                                                                                     Since         Since         Since
                                          One           Five            Ten        Inception     Inception     Inception
                                         Year           Years          Years        1/1/97        5/27/99       9/21/93
-------------------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------------------
Return before taxes                      5.17%          5.53%          5.60%          n/a           n/a           n/a
-------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions      3.53           3.51           3.27           n/a           n/a           n/a
-------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions
  and sale of Fund shares                3.12           3.38           3.26           n/a           n/a           n/a
-------------------------------------------------------------------------------------------------------------------------
Class B                                  4.63           5.43            n/a          5.91%          n/a           n/a
-------------------------------------------------------------------------------------------------------------------------
Class C                                  7.55            n/a            n/a           n/a          6.48%          n/a
-------------------------------------------------------------------------------------------------------------------------
Class D                                  8.63           5.76            n/a           n/a           n/a          4.89%
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government
  Bond Index                            11.50           7.77           7.56          8.08          8.77*         6.98***
-------------------------------------------------------------------------------------------------------------------------
Lipper General US Government
  Bond Funds Average                     9.94           6.51           6.49          6.96          7.46          5.98**
-------------------------------------------------------------------------------------------------------------------------

The Lehman Brothers Government Bond Index and the Lipper General USGovernment Bond Funds Average are unmanaged benchmarks that assume investment of all distributions. The Lipper General USGovernment Bond Funds Average excludes the effect of sales charges and taxes, and the Lehman Brothers Government Bond Index excludes the effect of fees, sales charges and taxes. The Lehman Brothers Government Bond Index measures the performance of USGovernment Bonds, and the Lipper General USGovernment Bond Funds Average measures the performance of mutual funds with investment objectives similar to the Fund.

  *   From May 31, 1999.

 **   From September 23, 1993.

***   From September 30, 1993.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees                                                       Class A      Class B   Class C   Class D   Class R
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                              4.75%           5%        2%        1%        1%
---------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on Purchases (as a % of offering price)     4.75%(1)      none        1%      none      none
---------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value,
 whichever is less)                                                       none(1)        5%        1%        1%        1%
---------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
---------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                          0.50%        0.50%     0.50%     0.50%     0.50%
---------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                 0.25%        1.00%     1.00%     1.00%     0.50%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                           0.49%        0.49%     0.49%     0.49%     0.49%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     1.24%        1.99%     1.99%     1.99%     1.49%
---------------------------------------------------------------------------------------------------------------------------


----------
(1) If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         1 Year    3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
Class A                                  $595       $850     $1,124     $1,904
-------------------------------------------------------------------------------
Class B                                   702        924      1,273      2,123
-------------------------------------------------------------------------------
Class C                                   399        718      1,162      2,394
-------------------------------------------------------------------------------
Class D                                   302        624      1,073      2,317
-------------------------------------------------------------------------------
Class R                                   252        471        813      1,779
-------------------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:

                                        1 Year    3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
Class A                                 $595       $850     $1,124     $1,904
-------------------------------------------------------------------------------
Class B                                  202        624      1,073      2,123
-------------------------------------------------------------------------------
Class C                                  300        718      1,162      2,394
-------------------------------------------------------------------------------
Class D                                  202        624      1,073      2,317
-------------------------------------------------------------------------------
Class R                                  152        471        813      1,779
-------------------------------------------------------------------------------


--------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

--------------------------------------------------------------------------------

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

--------------------------------------------------------------------------------

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 22 USregistered investment companies, which offer more than 60 investment portfolios with approximately $10.8 billion in assets as of March 31, 2003. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2003, of approximately $7.1 billion.


The Fund pays Seligman a fee for its management services. For the year ended December 31, 2001, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.50% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

--------------------------------------------------------------------------------

Portfolio Management


The Fund is managed by the investment grade team of Seligman's Fixed Income Team. The investment grade team is headed by Mr. Christopher J. Mahony, Vice President and Investment Officer of Seligman. Mr. Mahony, who joined Seligman in April 2001, is Vice President and Portfolio Manager of the Fund, as well as Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc. He is also Vice President and Co-Portfolio Manager of Seligman Income Fund, Inc., Vice President of Seligman Portfolios, Inc., Portfolio Manager of its Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio and Co-Portfolio Manager of its Seligman Income Portfolio. Before joining Seligman, since 1994, Mr. Mahony was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio, where he managed all third party investment-grade fixed income portfolios.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

o     The amount you plan to invest.

o How long you intend to remain invested in the Fund, or another Seligman mutual fund.


o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees or in the case of employee benefit plans eligible to purchase Class R shares, be subject to CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.


o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
--------------------------------------------------------------------------------

o     Initial sales charge on Fund purchases, as set forth below:

                              Sales Charge as a %        Sales Charge as a % of        Regular Dealer Discount
Amount of your Investment     of Offering Price(1)         Net Amount Invested        as a % of Offering Price
--------------------------------------------------------------------------------------------------------------
Less than $ 50,000                   4.75%                         4.99%                        4.25%
--------------------------------------------------------------------------------------------------------------
$50,000 - $ 99,999                   4.00                          4.17                         3.50
--------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                  3.50                          3.63                         3.00
--------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                  2.50                          2.56                         2.25
--------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                  2.00                          2.04                         1.75
--------------------------------------------------------------------------------------------------------------
$1,000,000 and over(2)               0.00                          0.00                         0.00
--------------------------------------------------------------------------------------------------------------


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

o     Annual 12b-1 fee (for shareholder services) of up to 0.25%.

o No initial sales charge on reinvested dividends or capital gain distributions.

o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

Class B
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase                                                     CDSC
--------------------------------------------------------------------------------
Less than 1 year                                                           5%
--------------------------------------------------------------------------------
1 year or more but less than 2 years                                       4
--------------------------------------------------------------------------------
2 years or more but less than 3 years                                      3
--------------------------------------------------------------------------------
3 years or more but less than 4 years                                      3
--------------------------------------------------------------------------------
4 years or more but less than 5 years                                      2
--------------------------------------------------------------------------------
5 years or more but less than 6 years                                      1
--------------------------------------------------------------------------------
6 years or more                                                            0
--------------------------------------------------------------------------------

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C
--------------------------------------------------------------------------------

o     Initial sales charge on Fund purchases, as set forth below:

                                 Sales Charge as a %     Sales Charge as a % of     Regular Dealer Discount
Amount of your Investment        of Offering Price(1)      Net Amount Invested      as a % of Offering Price
------------------------------------------------------------------------------------------------------------
Less than $100,000                      1.00%                     1.01%                     1.00%
------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                     0.50                      0.50                      0.50
------------------------------------------------------------------------------------------------------------
$250,000 - $1,000,000                   0.00                      0.00                      0.00
------------------------------------------------------------------------------------------------------------

-------------
(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

o     A 1% CDSC on shares sold within eighteen months of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No initial sales charge on reinvested dividends or capital gain distributions.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

      Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A Shares.

Class D*
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     A 1% CDSC on shares sold within one year of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

----------
* Class D shares are not available to all investors.You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.


Class R*
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

o A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


----------
* Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.


The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading of the NYSE on that day. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." An authorized or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

--------------------------------------------------------------------------------

NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the Fund.


Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

Opening Your Account


The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy-Class D and Class R."


To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

o     Regular (non-retirement) accounts: $1,000

o     For accounts opened concurrently with Invest-A-Check(R):

      o     $100 to open if you will be making monthly investments

      o     $250 to open if you will be making quarterly investments

--------------------------------------------------------------------------------

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

--------------------------------------------------------------------------------

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the currrent year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequentinvestments must be for $100 or more.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares and be drawn in an amount of $100 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset-allocation strategy around the cost of your future commitments and the time you have to meet them. Contact an authorized dealer or your financial advisor for more information.

Seligman Harvester(SMPatent Pending). If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses and establishing a prudent withdrawal schedule. Contact an authorized dealer or your financial advisor for more information.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."


When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).


You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.


To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:


o     A signed, written redemption request;

o     Telephone confirmation; and

o     A signature guarantee.

--------------------------------------------------------------------------------

Signature Guarantee:

Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable signature guarantee.

--------------------------------------------------------------------------------

Confirmations will not affect the date on which your shares are redeemed, but it may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

o     a corporation;

o     an executor or administrator;

o     a trustee or custodian; or

o     in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.


Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

o     Refuse an exchange request if:

      1. you have exchanged twice from the same fund in any three-month period;


      2. the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets; or


      3. you, an authorized dealer or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

o     Refuse any request to buy Fund shares;

o     Reject any request received by telephone;

o     Suspend or terminate telephone services;

o     Reject a signature guarantee that SDC believes may be fraudulent;


o Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;

o Close your account if it does not have a certified taxpayer identification number.

o Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.


Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

o     Exchange shares between funds;

o     Change dividend and/or capital gain distribution options;

o     Change your address;

o     Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

o     Corporations may not sell Fund shares by phone;

o     IRAs may only exchange Fund shares or request address changes by phone;

o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege


If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Dividends and Capital Gain Distributions

The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually.

You may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change pour election, you may write to SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


Cash dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account generally within 2 business days from the payable date.


--------------------------------------------------------------------------------

      Dividend:

      A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

      Capital Gain Distribution:

      A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

      Ex-dividend Date:

      The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

--------------------------------------------------------------------------------

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.


Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees.


Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

Equity
--------------------------------------------------------------------------------

Specialty
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman  Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
--------------------------------------------------------------------------------

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

Medium Company
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company

Seligman Common Stock Fund


Seeks total return through a combination of capital appreciation and current income.


Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund


Seeks long-term capital appreciation.


Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.


Balanced
--------------------------------------------------------------------------------

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

FIXED-INCOME
--------------------------------------------------------------------------------

Income
--------------------------------------------------------------------------------

Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                      Louisiana              New Jersey

o High-Yield                    Maryland               New York

o Quality                       Massachusetts          North Carolina

Colorado                        Michigan               Ohio

Florida                         Minnesota              Oregon

Georgia                         Missouri               Pennsylvania

                                                       South Carolina

*     A small portion of income may be subject to state and local taxes.

Money Market
--------------------------------------------------------------------------------

Seligman Cash Management Fund


Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series. Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
--------------------------------------------------------------------------------

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights


The tables below are intended to help you understand the financial performance of certain of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                            Year ended December 31,
                                          --------------------------------------------------------------
CLASS A                                       2002         2001+++        2000         1999         1998
--------------------------------------------------------------------------------------------------------
Per Share Data:*
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $   6.97     $   6.91       $   6.50     $   7.09     $   6.88
--------------------------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------------------------
  Net investment income (loss)                0.26         0.32           0.36         0.34         0.36
--------------------------------------------------------------------------------------------------------
  Net gains or losses on securities
    (both realized and unrealized)            0.45         0.08           0.41        (0.59)        0.21
--------------------------------------------------------------------------------------------------------
Total from investment operations              0.71         0.40           0.77        (0.25)        0.57
--------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------
  Dividends from net investment income       (0.26)       (0.32)         (0.36)       (0.34)       (0.36)
--------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment
    income                                   (0.03)       (0.02)            --           --           --
--------------------------------------------------------------------------------------------------------
Total distributions                          (0.29)       (0.34)         (0.36)       (0.34)       (0.36)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year              $   7.39     $   6.97       $   6.91     $   6.50     $   7.09
========================================================================================================
Total Return:                                10.45%        5.95%         12.26%       (3.63)%       8.46%
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $ 80,556     $ 81,722       $ 62,982     $ 64,575     $ 55,503
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets       1.24%        1.16%          1.21%        1.25%        1.05%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average net assets                       3.68%        4.59%          5.49%        4.99%        5.11%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     184.24%       66.84%         37.42%       51.59%       99.43%
--------------------------------------------------------------------------------------------------------

-----------
See footnotes on page 20

                                                                                      Year ended December 31,
                                                                 ----------------------------------------------------------------
CLASS B                                                              2002         2001+++        2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $   6.98     $   6.93       $   6.51     $   7.11     $   6.89
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                       0.21         0.27           0.32         0.29         0.30
---------------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities
    (both realized and unrealized)                                   0.45         0.07           0.42        (0.60)        0.22
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.66         0.34           0.74        (0.31)        0.52
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                              (0.21)       (0.27)         (0.32)       (0.29)       (0.30)
---------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                      (0.03)       (0.02)            --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.24)       (0.29)         (0.32)       (0.29)       (0.30)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $   7.40     $   6.98       $   6.93     $   6.51     $   7.11
=================================================================================================================================
Total Return:                                                        9.63%        5.01%         11.59%       (4.47)%       7.78%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                           $ 66,563     $ 44,557       $ 30,064     $ 25,611     $ 27,924
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.99%        1.91%          1.96%        2.00%        1.83%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)to average net assets           2.93%        3.84%          4.74%        4.24%        4.33%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            184.24%       66.84%         37.42%       51.59%       99.43%
---------------------------------------------------------------------------------------------------------------------------------


                                                                              Year ended December 31,             5/27/99**
                                                                     ---------------------------------------         to
CLASS C                                                                   2002          2001+++         2000      12/31/99
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                $    6.98     $    6.92       $    6.51     $    6.78
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                            0.21          0.27            0.32          0.17
---------------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)        0.45          0.08            0.41         (0.27)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          0.66          0.35            0.73         (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   (0.21)        (0.27)          (0.32)        (0.17)
---------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                           (0.03)        (0.02)             --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (0.24)        (0.29)          (0.32)        (0.17)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $    7.40     $    6.98       $    6.92     $    6.51
=================================================================================================================================
Total Return:                                                             9.63%         5.16%          11.43%        (1.59)%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                             $  25,488     $  15,961       $   4,714     $   2,851
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                   1.99%         1.91%           1.96%         2.03%+
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets               2.93%         3.84%           4.74%         4.37%+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 184.24%        66.84%          37.42%        51.59%++
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                 ----------------------------------------------------------------
CLASS D                                                              2002         2001+++        2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                              $   6.98     $   6.92       $   6.51     $   7.11     $   6.89
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                       0.21         0.27           0.32         0.29         0.30
---------------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities
    (both realized and unrealized)                                   0.45         0.08           0.41        (0.60)        0.22
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.66         0.35           0.73        (0.31)        0.52
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.21)       (0.27)         (0.32)       (0.29)       (0.30)
---------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                      (0.03)       (0.02)            --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.24)       (0.29)         (0.32)       (0.29)       (0.30)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $   7.40     $   6.98       $   6.92     $   6.51     $   7.11
---------------------------------------------------------------------------------------------------------------------------------
Total Return:                                                        9.63%        5.16%         11.43%       (4.47)%       7.78%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                           $ 23,768     $ 20,106       $ 15,138     $ 17,797     $ 26,614
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.99%        1.91%          1.96%        2.00%        1.83%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          2.93%        3.84%          4.74%        4.24%        4.33%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            184.24%       66.84%         37.42%       51.59%       99.43%
---------------------------------------------------------------------------------------------------------------------------------


----------
  *   Per share amounts are calculated based on average shares outstanding.

 **   Commencement of offering of shares.

  +   Annualized.

 ++   For the year ended December 31, 1999.


+++ As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02 and increase net realized and unrealized gain (loss) on investments by $0.02 for each class and decrease the ratios of net investment income to average net assets from 4.83% to 4.59% for Class A, and from 4.08% to 3.84% for Classes B, C and D. The per share data and ratios for periods prior to January 1, 2001 have not been restated.

How to Contact Us


The Fund ...............................    Write:   Corporate Communications/
                                                     Investor Relations Department
                                                     J. & W. Seligman & Co. Incorporated
                                                     100 Park Avenue, New York, NY 10017

                                            Phone:   Toll-Free (800) 221-7844 in the US or
                                                     (212) 850-1864 outside the US

                                            Website: http://www.seligman.com

Your Regular (Non-Retirement) Account..     Write:   Shareholder Services Department
                                                     Seligman Data Corp.
                                                     100 Park Avenue, New York, NY 10017

                                            Phone:   Toll-Free (800) 221-2450 in the US or
                                                     (212) 682-7600 outside the US

                                            Website: http://www.seligman.com

Your Retirement Account ...............     Write:   Retirement Plan Services
                                                     Seligman Data Corp.
                                                     100 Park Avenue, New York, NY 10017

                                            Phone:   Toll-Free (800) 445-1777

--------------------------------------------------------------------------------

24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, acount balance, most recent transactions, and other information. Alternatively, you may access our website at http://www.seligman.com.
--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                   [LOGO] J&WS

                             J. &. W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

For More Information


The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-4103

                        SELIGMAN HIGH INCOME FUND SERIES

                   Seligman U.S. Government Securities Series
                         Seligman High-Yield Bond Series


                       Statement of Additional Information
                                   May 1, 2003


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectuses of Seligman U.S. Government Securities Series and Seligman High-Yield Bond Series (individually, a Series), each dated May 1, 2003, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus for Seligman High-Yield Bond Series, dated May 1, 2003, offering Class I shares (together, the Prospectuses). Each of the Seligman High-Yield Bond Series and the Seligman U.S. Government Securities Series is a separate series of Seligman High Income Fund Series (the Fund). This SAI, although not in itself a Prospectus, is incorporated by reference into each of the Series' Prospectuses in its entirety. It should be read in conjunction with each Series' Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in each Series' Annual Report, and the Independent Auditors' Reports thereon, are incorporated herein by reference. An Annual Report for each Series will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents


   Fund History..........................................................  2
   Description of the Fund and its Investments and Risks.................  2
   Management of the Fund................................................  7
   Control Persons and Principal Holders of Securities...................  12
   Investment Advisory and Other Services................................  13
   Portfolio Transactions and Other Practices............................  21
   Shares of Beneficial Interest and Other Securities ...................  22
   Purchase, Redemption, and Pricing of Shares...........................  22
   Taxation of each Series...............................................  28
   Underwriters..........................................................  29
   Calculation of Yield and Performance Data ............................  31
   Financial Statements..................................................  35
   General Information...................................................  35
   Appendix A............................................................  37
   Appendix B............................................................  39


TX1A

                                  Fund History

The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1984.

              Description of the Fund and its Investments and Risks

Classification


The Fund is a diversified open-end management investment company, or mutual fund, which consists of two separate series, which are the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.


Investment Strategies and Risks

The following information regarding each Series' investments and risks supplements the information contained in each of the Series' Prospectuses.

US Government Securities. The U.S. Government Securities Series intends to invest in US Government securities. These securities are considered among the safest of fixed-income investments; however, their market values, like those of other debt securities, will fluctuate with changes in interest rates. The net asset value of the Series' shares will fluctuate with changes in the market value of its portfolio securities and the Series' yield will vary based on the yield of its portfolio securities. Generally, as interest rates decline, the value of the US Government securities held by the Series will increase. Conversely, if interest rates rise, the value of the securities held by the Series will decline. This effect is usually more pronounced for longer-term securities, which generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than debt securities with shorter maturities. Neither the Series' net asset value nor its yield is guaranteed by the US Government.

Foreign Securities. The High-Yield Bond Series may invest up to 10% of its total assets in debt securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign debt securities and their markets may not be as liquid as US securities and their markets. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Illiquid Securities. The High-Yield Bond Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. The Series may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the investment manager, acting pursuant to procedures approved by the Fund's Board of Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Series, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Mortgage-Related Securities.

Mortgage Pass-Through Securities. The U.S. Government Securities Series may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association (GNMA) is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association
(FNMA), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (PCs), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Collateralized Mortgage Obligations. The U.S. Government Securities Series may also invest in Collateralized Mortgage Obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or
(e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Series may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Preferred Stock. The High-Yield Bond Series may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. The investment manager will try to minimize this greater risk potential through its investment process. However, there can be no assurance that losses will not occur.

Repurchase Agreements. Each Series of the Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which a Series acquires a money market instrument, generally a US Government obligation qualified for purchase by the Series, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Although the U.S. Government Securities Series may enter into repurchase agreements with respect to any money market instruments qualified for purchase, such agreements generally involve only US Government securities and will only involve securities issued or guaranteed by the US Government. As a matter of fundamental policy, each Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be invested in such agreements and in restricted and other illiquid securities.

When-Issued and Forward Commitment Securities. Each Series may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Series will only purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Series may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued or forward commitment basis and the securities held in each Series are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, there will be a greater possibility that the market value of the Series' assets will vary more than otherwise. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

A separate account of each of the Series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued or forward commitment obligations will be established with Investors Fiduciary Trust Company, the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, each Series will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Series' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

Borrowing. Each Series may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Series will not purchase additional portfolio securities if the Series has outstanding borrowings in excess of 5% of the value of its total assets.

Lending of Portfolio Securities. Each Series of the Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. Loaned securities may not be returned by a borrower; however, a borrower must maintain with a Series cash or equivalent collateral such as Treasury Bills, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Series any income accruing on the loaned securities and a Series may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Series or the borrower. Each Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending of portfolio securities may involve certain risks such as: 1) an increase in the market value of the borrowed securities without a corresponding increase in the value of the posted collateral might result in an imbalance in value between the borrowed securities and the collateral; 2) in the event the borrower sought protection under the Federal bankruptcy laws, repayment of the borrowed securities to a Series might be delayed; and 3) the borrower might refuse to repay the borrowed securities. Each Series may lend portfolio securities to the extent that the investment manager deems appropriate in seeking to achieve a Series' investment objective and with only a prudent degree of risk.

Except as otherwise specifically noted above and below, each Series' investment policies are not fundamental and the Board of Trustees of the Fund may change such policies without the vote of a majority of each Series' outstanding voting securities.


Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.


Fund Policies

Each Series is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of each Series' outstanding voting securities. Under these policies, each Series may not:

- Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of the total assets of the Series. A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to the extent necessary to effect borrowings permitted by the preceding paragraph and provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with (a) the writing of covered call options by the U.S. Government Securities Series; (b) the purchase of put options by the U.S. Government Securities Series or (c) the sale of interest rate futures contracts and the purchase or sale of options on such contracts by the U.S. Government Securities Series;

- Make "short" sales of securities, or purchase securities on "margin" except that for purposes of this limitation, initial and variation payments or deposits in connection with interest rate futures contracts and related options by the U.S. Government Securities Series will not be deemed to be the purchase of securities on margin; write or purchase put or call options except that the U.S. Government Securities Series may write covered call options and the U.S. Government Securities Series may purchase put options and may purchase and sell options on interest rate futures and may engage in closing transactions with respect to such options. The Series has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

- Purchase securities of any issuer if immediately thereafter more than 5% of total assets at market would be invested in the securities of any one issuer, other than the US Government, its agencies or instrumentalities; buy more than 10% of the voting securities of any one issuer, other than US Government agencies or instrumentalities; or invest to control or manage any company;

- Invest more than 25% of the market value of its total assets in securities of issuers in any one industry; for the purpose of this limitation, mortgage-related securities do not constitute an industry;

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

- Purchase or hold any real estate including limited partnership interests in real property;

- Purchase or sell commodities and commodity futures contracts except that the U.S. Government Securities Series may sell interest rate futures contracts and may write call options and may purchase put options with respect to such contracts and may engage in closing transactions with respect to all such transactions. The Series has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

- Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

- Purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities;

- Engage in transactions with its Trustees and officers, or firms they are associated with, in connection with the purchase or sale of securities, except as broker;

- Underwrite the securities of other issuers, except that in connection with the disposition of a security a Series may be deemed to be an underwriter as defined in the 1933 Act; or

- Make loans, except loans of securities of the Series and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

Each Series may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Series means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or of such Series; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund or of such Series are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Each Series will provide shareholders with at least 60 days prior notice of any change in that Series' "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the High-Yield Bond Series may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The High-Yield Bond Series' investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents.

Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. The High-Yield Bond Series may also invest in high-yield, medium and lower quality corporate notes.

Portfolio Turnover


Each Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rate for the U.S. Government Securities Series for the years ended December 31, 2002 and 2001 were 184.24% and 66.84%, respectively. Portfolio turnover increased significantly in 2002 versus 2001 as the U.S. Government Securities Series was repositioned to upgrade the Series credit quality.. The portfolio turnover rate for the High-Yield Bond Series for the years ended December 31, 2002 and 2001 were 117.82% and 53.04%, respectively. Portfolio turnover increased significantly in 2002 versus 2001 as the High-Yield Bond Series repositioned the portfolio to improve liquidity and diversification.


                             Management of the Fund

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of each Series.

Management Information

Information with respect to the Trustees and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


                                                                                                     Number of
                              Term of                                                                Portfolios
                            Office and                                                                 in Fund
                             Length of     Principal Occupation(s) During Past 5                       Complex
  Name, (Age), Position(s)     Time                 Years, Trusteeships                               Overseen
         With Fund            Served*              and Other Information                              by Trustee
         ---------            -------              ---------------------                              ----------
-------------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
John R. Galvin (73)         1995 to Date   Dean Emeritus, Fletcher School of Law and                       60
Director                                   Diplomacy at Tufts University; Director or
                                           Trustee of each of the investment
                                           companies of the Seligman Group of
                                           Funds**and Chairman Emeritus, American
                                           Council on Germany. Formerly, Director,
                                           USLIFE Corporation, life insurance and
                                           Raytheon Co., defense and commercial
                                           electronics; Governor of the Center for
                                           Creative Leadership. From June 1987 to
                                           June 1992, he was the Supreme Allied
                                           Commander, Europe and the
                                           Commander-in-Chief, United States
                                           European Command.

Alice S. Ilchman (68)       1991 to Date   President Emeritus, Sarah Lawrence College;                     60
Director                                   Director or Trustee of each of the
                                           investment companies of the Seligman
                                           Group of Funds**; Director, Jeannette
                                           K. Watson Summer Fellowship, summer
                                           internships for college students;
                                           Trustee, Save the Children, nonoprofit
                                           child-assistance organization, and the
                                           Committee for Economic Development;
                                           Governor, Court of Governors, London
                                           School of Economics; and Director,
                                           Public Broadcasting Service (PBS).
                                           Formerly, Chairman, The Rockefeller
                                           Foundation, charitable foundation; and
                                           Director, New York Telephone Company.

                                                                                                     Number of
                              Term of                                                                Portfolios
                            Office and                                                                 in Fund
                             Length of     Principal Occupation(s) During Past 5                      Complex
  Name, (Age), Position(s)     Time                 Years, Trusteeships                               Overseen
         With Fund            Served*              and Other Information                              by Trustee
         ---------            -------              ---------------------                              ----------
Frank A. McPherson (70)     1995 to Date   Retired Chairman of the Board and Chief                         61
Director                                   Executive Officer of Kerr-McGee
                                           Corporation, diversified energy
                                           company; Director or Trustee of each of
                                           the investment companies of the
                                           Seligman Group of Funds**; Director,
                                           ConocoPhillips, integrated
                                           international oil corporation, Integris
                                           Health, owner of various hospitals, BOK
                                           Financial, bank holding company,
                                           Oklahoma Chapter of the Nature
                                           Conservancy, Oklahoma Medical Research
                                           Foundation, Boys and Girls Clubs of
                                           Oklahoma, Oklahoma City Public Schools
                                           Foundation and Oklahoma Foundation for
                                           Excellence in Education. Formerly,
                                           Director, Kimberly-Clark Corporation,
                                           consumer products and the Federal
                                           Reserve System's Kansas City Reserve
                                           Bank.

John E. Merow (73)          1984 to Date   Retired Chairman and Senior Partner,                            60
Director                                   Sullivan & Cromwell LLP, law firm; Director
                                           or Trustee of each of the investment
                                           companies of the Seligman Group of Funds**;
                                           Director, Commonwealth Industries, Inc.,
                                           manufacturer of aluminum sheet products;
                                           Director and Treasurer, the Foreign Policy
                                           Association; Director Emeritus, Municipal
                                           Art Society of New York; Trustee and
                                           Secretary, the U.S. Council for
                                           International Business; Trustee, New
                                           York-Presbyterian Hospital; Trustee and
                                           Vice Chairman, New York-Presbyterian
                                           Healthcare System, Inc.; and Member of the
                                           American Law Institute and Council on
                                           Foreign Relations.

Betsy S. Michel (60)        1984 to Date   Attorney; Director or Trustee of each of the                    60
Director                                   investment companies of the Seligman Group of
                                           Funds**; Trustee, The Geraldine R. Dodge
                                           Foundation, charitable foundation, and World
                                           Learning, Inc., international educational
                                           training.  Formerly, Chairman of the Board of
                                           Trustees of St. George's School (Newport, RI).

Leroy C. Richie (61)        2000 to Date   Chairman and Chief Executive Officer, Q                         59
Director                                   Standards Worldwide, Inc., library of
                                           technical standards; Director or Trustee of
                                           each of the investment companies of the
                                           Seligman Group of Funds** (except Seligman
                                           Cash Management Fund, Inc.); Director,
                                           Kerr-McGee Corporation, diversified energy
                                           company, and Infinity, Inc., oil and gas
                                           services and exploration; Director and
                                           Chairman, Highland Park Michigan Economic
                                           Development Corp.  Formerly, Trustee, New
                                           York University Law Center Foundation; Vice
                                           Chairman, Detroit Medical Center and Detroit
                                           Economic Growth Corp.; and Chairman and
                                           Chief Executive Officer, Capital Coating
                                           Technologies, Inc., applied coating
                                           technologies; and Vice President and General
                                           Counsel, Automotive Legal Affairs, Chrysler
                                           Corporation.

James Q. Riordan (75)       1991 to Date   Director or Trustee of each of the                              60
Director                                   investment companies of the Seligman Group
                                           of Funds**; Director or Trustee, The
                                           Houston Exploration Company, oil
                                           exploration, and the Committee for
                                           Economic Development. Formerly, Vice
                                           Chairman, Mobil Corporation, petroleum
                                           and petrochemicals; Co-Chairman of the
                                           Policy Council of the Tax Foundation;
                                           Director and President, Bekaert
                                           Corporation, high-grade steel cord,
                                           wire and fencing products; and a
                                           Director or Trustee of Tesoro Petroleum
                                           Companies, Inc., Dow Jones & Company,
                                           Inc., business and financial news,
                                           KeySpan Corporation, diversified energy
                                           and electric company, The Brooklyn
                                           Museum and the Public Broadcasting
                                           Service (PBS).

Robert L. Shafer (70)       1984 to Date   Retired Vice President, Pfizer Inc.,                            60
Director                                   pharmaceuticals; Director or Trustee of
                                           each of the investment companies of the
                                           Seligman Group of Funds**.  Formerly,
                                           Director, USLIFE Corporation, life
                                           insurance.

James N. Whitson (68)       1993 to Date   Retired Executive Vice President and Chief                      60
Director                                   Operating Officer, Sammons Enterprises,
                                           Inc., a diversified holding company;
                                           Director or Trustee of each of the
                                           investment companies of the Seligman Group
                                           of Funds**; Director, C-SPAN, cable
                                           television networks, and CommScope, Inc.,
                                           manufacturer of coaxial cable.  Formerly,
                                           Director and Consultant, Sammons
                                           Enterprises, Inc.

                                                                                                     Number of
                              Term of                                                                Portfolios
                            Office and                                                                 in Fund
                             Length of     Principal Occupation(s) During Past 5                      Complex
  Name, (Age), Position(s)     Time                 Years, Trusteeships                               Overseen
         With Fund            Served*              and Other Information                              by Trustee
         ---------            -------              ---------------------                              ----------
-----------------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
-----------------------------------------------------------------------------------------------------------------------
Paul C. Guidone*** (45)     2002 to Date   Managing Director and Chief Investment                          59
Director                                   Officer, J. & W. Seligman & Co.
                                           Incorporated, Director or Trustee of
                                           each of the investment companies of the
                                           Seligman Group of Funds**, with the
                                           exception of Seligman Cash Management
                                           Fund, Inc.; Member of the Association
                                           of Investment Management and Research,
                                           the New York Society of Security
                                           Analysts and the London Society of
                                           Investment Professionals. Formerly
                                           Deputy Chairman and Group Chief
                                           Executive Officer of HSBC Asset
                                           Management and, prior to that, Managing
                                           Director and Chief Investment Officer
                                           of Prudential Diversified Investments.

William C. Morris*** (65)   1988 to Date   Chairman, J. & W. Seligman & Co.                                60
Director and Chairman of                   Incorporated, Chairman of the Board and
the Board                                  Director or Trustee of each of the
                                           investment companies of the Seligman Group
                                           of Funds**; Chairman, Seligman Advisors,
                                           Inc., Seligman Services, Inc. and Carbo
                                           Ceramics Inc., manufacturer of ceramic
                                           proppants for oil and gas industry; and
                                           Director, Seligman Data Corp.  Formerly,
                                           Director Kerr-McGee Corporation, a
                                           diversified energy company and Chief
                                           Executive Officer of each of the investment
                                           companies in the Seligman Group of Funds.

Brian T. Zino*** (50)        Dir.: 1993    Director and President, J. & W. Seligman &                      60
Director, President and        to Date     Co. Incorporated; President, Chief Executive
Chief Executive Officer      Pres.: 1995   Officer and Director or Trustee of each of
                               to Date     the investment companies of the Seligman
                             CEO.: Nov.    Group of Funds**; Director, Seligman
                            2002 to Date   Advisors, Inc. and Seligman Services, Inc.;
                                           Chairman, Seligman Data Corp.; Member of the
                                           Board of Governors of the Investment Company
                                           Institute; and Vice Chairman, ICI Mutual
                                           Insurance Company.

Christopher J. Mahony (40)  2002 to Date   Vice President, Investment Officer of J. &                      N/A
Vice President and                         W. Seligman & Co. Incorporated since April
Portfolio Manager                          2001; Vice President and Portfolio Manager
                                           of Seligman Cash Management Fund, Inc. and
                                           Seligman Investment Grade Fixed Income
                                           Fund, Inc.; and Vice President of Seligman
                                           Portfolios, Inc. and Portfolio Manager of
                                           its Seligman Cash Management Portfolio and
                                           its Seligman Investment Grade Fixed Income
                                           Portfolio.  Formerly, Senior Portfolio
                                           Manager at Fort Washington Investment
                                           Advisors, Inc since 1994.

Kendall C. Peterson (46)    2001 to Date   Managing Director, J. & W. Seligman & Co.                       N/A
Vice President and                         Incorporated since 2001; Vice President,
Portfolio Manager                          Seligman Portfolios, Inc. and Portfolio
                                           Manager of its Seligman High-Yield Bond
                                           Portfolio. Formerly, Vice President and
                                           Portfolio Manager and Desk Head for
                                           High Yield Mutual Funds with Fortis,
                                           Inc since 1999. From 1985 through 1999,
                                           served in a variety of capacities with
                                           The Prudential Insurance Company of
                                           America, the last six years of which he
                                           was Vice President and Portfolio
                                           Manager for High Yield Mutual Funds.

Thomas G. Rose (45)         2000 to Date   Senior Vice President, Finance, J. & W.                         N/A
Vice President                             Seligman & Co. Incorporated, Seligman
                                           Advisors, Inc. and Seligman Data Corp.; Vice
                                           President of each of the investment companies
                                           of the Seligman Group of Funds** and of
                                           Seligman Services, Inc. and Seligman
                                           International, Inc.  Formerly, Treasurer of
                                           each of the investment companies of the
                                           Seligman Group of Funds and of Seligman Data
                                           Corp.

Lawrence P. Vogel (46)       V.P.: 1992    Senior Vice President and Treasurer,                            N/A
Vice President and             to Date     Investment Companies, J. & W. Seligman & Co.
Treasurer                   Treas.: 2000   Incorporated; Vice President and Treasurer of
                               to Date     each of the investment companies of the
                                           Seligman Group of Funds** and of Seligman
                                           Data Corp.  Formerly, Senior Vice President,
                                           Finance, J. & W. Seligman & Co. Incorporated,
                                           Seligman Advisors, Inc., Seligman
                                           International, Inc. and Seligman Data Corp.;
                                           Vice President, Seligman Services, Inc.; and
                                           Treasurer, Seligman International, Inc. and
                                           Seligman Henderson Co.

                                                                                                     Number of
                              Term of                                                                Portfolios
                            Office and                                                                 in Fund
                             Length of     Principal Occupation(s) During Past 5                      Complex
  Name, (Age), Position(s)     Time                 Years, Trusteeships                               Overseen
         With Fund            Served*              and Other Information                              by Trustee
         ---------            -------              ---------------------                              ----------
Frank J. Nasta (38)         1994 to Date   Managing Director, General Counsel and                        N/A
Secretary                                  Corporate Secretary, J. & W. Seligman & Co.
                                           Incorporated; Secretary, of each of the
                                           investment companies of the Seligman Group of
                                           Funds**; and Corporate Secretary, Seligman
                                           Advisors, Inc., Seligman Services, Inc.,
                                           Seligman International, Inc. and Seligman
                                           Data Corp.  Formerly, Corporate Secretary,
                                           Seligman Henderson Co. and Senior Vice
                                           President, Law and Regulation, J. & W.
                                           Seligman & Co. Incorporated.


-----------

* Each Trustee serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.


** The Seligman Group of Funds currently consists of twenty-two registered investment companies.

*** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with
      J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.


The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the year ended December 31, 2002. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended December 31, 2002. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met three times during the year ended December 31, 2002. Members of the Committee are Messrs. Shafer (Chairman), McPherson, and Riordan, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2002, the Trustees beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

                        U.S. Government Securities Series


                                                                          Aggregate Dollar Range of Shares
                                     Dollar Range of Fund Shares Owned    Owned by Trustee in the Seligman
               Name                               By Trustee                       Group of Funds
               ----                               ----------                       --------------
-------------------------------------------------------------------------------------------------------------
                                            INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
John R. Galvin                                    $1-$10,000                       $10,001-$50,000
Alice S. Ilchman                                Over $100,000                       Over $100,000
Frank A. McPherson                             $10,001-$50,000                      Over $100,000
John E. Merow                                     $1-$10,000                        Over $100,000
Betsy S. Michel                                   $1-$10,000                        Over $100,000
Leroy C. Richie                                   $1-$10,000                       $10,001-$50,000
James Q. Riordan                                  $1-$10,000                        Over $100,000
Robert L. Shafer                                  $1-$10,000                        Over $100,000
James N. Whitson                               $10,001-$50,000                      Over $100,000
-------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Paul C. Guidone                                      None                         $50,001 - $100,000
William C. Morris                              $10,001-$50,000                      Over $100,000
Brian T. Zino                                  $10,001-$50,000                      Over $100,000


                                           High-Yield Bond Series

                                                                          Aggregate Dollar Range of Shares
                                      Dollar Range of Fund Shares Owned   Owned by Trustee in the Seligman
               Name                               By Trustee                       Group of Funds
               ----                               ----------                       --------------
-------------------------------------------------------------------------------------------------------------
                                            INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
John R. Galvin                                    $1-$10,000                       $10,001-$50,000
Alice S. Ilchman                                  $1-$10,000                        Over $100,000
Frank A. McPherson                             $50,001-$100,000                     Over $100,000
John E. Merow                                        None                           Over $100,000
Betsy S. Michel                                   $1-$10,000                        Over $100,000
Leroy C. Richie                                   $1-$10,000                       $10,001-$50,000
James Q. Riordan                                  $1-$10,000                        Over $100,000
Robert L. Shafer                                  $1-$10,000                        Over $100,000
James N. Whitson                               $10,001-$50,000                      Over $100,000
-------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Paul C. Guidone                                      None                         $50,001 - $100,000
William C. Morris                               Over $100,000                       Over $100,000
Brian T. Zino                                   Over $100,000                       Over $100,000


Compensation


                                                                       Pension or             Total Compensation
                                                    Aggregate     Retirement Benefits           from Fund and
            Name and                              Compensation     Accrued as Part of         Fund Complex Paid
       Position with Fund                         from Fund (1)      Fund Expenses            to Trustees (1)(2)
       ------------------                         -------------      ----------------         ------------------
John R. Galvin, Trustee                               $3,618               N/A                     $99,000
Alice S. Ilchman, Trustee                              3,510               N/A                      93,000
Frank A. McPherson, Trustee                            3,564               N/A                      96,000
John E. Merow, Trustee                                 3,618               N/A                      99,000
Betsy S. Michel, Trustee                               3,618               N/A                      99,000
James C. Pitney, Trustee(3)                            1,160               N/A                      30,000
Leroy C. Richie, Trustee                               3,716               N/A                      99,000
James Q. Riordan, Trustee                              3,564               N/A                      96,000
Robert L. Shafer, Trustee                              3,564               N/A                      91,500
James N. Whitson, Trustee                              3,618(4)            N/A                      99,000(4)

-------
(1)   For the Fund's year ended December 31, 2002.

(2) At December 31, 2002 , the Seligman Group of Funds consists of twenty-three investment companies.

(3)   Mr. Pitney retired from the Board of Trustees effective May 16, 2002.

(4)   Deferred.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of Seligman.


The Fund has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings/losses) payable in respect of the Fund to Mr. Whitson as of December 31, 2002 was $26,000.

Mr. Merow no longer defers current compensation; however, he has accrued deferred compensation (including earnings/losses) in the amount of $15,403, as of December 31, 2002.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.


Class A shares of the Funds may be issued without a sales charge to present and former directors or trustees (and their family members) of the Funds.


Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors, trustees and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, www.sec.gov.


               Control Persons and Principal Holders of Securities

Control Persons


As of April 4, 2003, there was no person or persons who controlled either the U.S. Government Securities Series or the High-Yield Bond Series, either through a significant ownership of shares or any other means of control.


Principal Holders


As of April 4, 2003, 8.88% and 8.09% of the U.S. Government Securities Series' Class A shares of beneficial interest then outstanding were registered in the names of Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S) FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246, and Sterling Trust Company Custodian FBO Plumbers Local Union No. 93, respectively; 33.91% of the U.S. Government Securities Series' Class B shares of beneficial interest then outstanding were registered in the name of MLPF&S, FBO Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246; and 22.48% of the U.S. Government Securities Series' Class D shares of beneficial interest then outstanding, were registered in the name of MLPF&S FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246. As of the same date, there were not principal holders who owned 5% or more of the U.S. Government Securities Series' Class C or Class R shares (which are new) of the then outstanding shares of beneficial interest of the Series.

As of April 4, 2003, 9.59% of the High-Yield Bond Series' Class A shares of beneficial interest then outstanding, 21.54% of the High-Yield Bond Series' Class B shares of beneficial interest then outstanding and 32.21% of the High-Yield Bond Series' Class D shares of beneficial interest then outstanding were registered in the name of MLPF&S FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246. As of the same date, 45.85% of the High-Yield Bond Series' Class I shares of beneficial interest then outstanding was registered in the name of Investors Fiduciary Trust Co Trustees for the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan, Attn:
Pension Plan Services, 100 Park Avenue, New York, NY 10017; 31.33% and 13.21% of the High-Yield Bond Series' Class I shares then outstanding were registered in the names of State Street Bank and Trust FBO Parental Savings Trust Fund College Horizon 7, Attn: Mr. Eric McCauley, 105 Rosemont Avenue, Westwood, MA 02090 and State Street Bank and Trust FBO Parental Savings Trust Fund College Horizon 2,
Attn: Mr. Eric McCauley, 105 Rosemont Avenue, Westwood, MA 02090, respectively, and 9.58% of the High-Yield Bond Series' Class I shares of beneficial interest then outstanding was registered in the name of Investors Fiduciary Trust Co Trustee for the Seligman Data Corp 401K/Thrift Plan, Attn: Pension Plan Services, 100 Park Avenue, New York, NY 10017. As of the same date, there were no principal holders who owned 5% or more of the High-Yield Bond Series' Class C and Class R shares (which are new) of the then outstanding shares of beneficial interest of the Series.


Management Ownership


As of April 4, 2003, Trustees and officers of the U.S. Government Securities Series as a group owned less than 1% of the U.S. Government Securities Series' Class A shares of the then outstanding shares of beneficial interest of the Series. As of the same date, Trustees or officers of the Series did not own any of the Series' Class B shares, Class C shares, Class D shares or Class R shares (which are new) of the then outstanding shares of beneficial interest of the Series.

As of April 4, 2003, Trustees and officers of the High-Yield Bond Series' as a group owned less than 1% of the Series' Class A shares of the then outstanding shares of beneficial interest of the Series. As of the same date, Trustees and officers of the High-Yield Bond Series' did not own any of the Series' Class B shares, Class C shares, Class D shares, or Class R shares (which are new) of the then outstanding shares of beneficial interest of the Series.

As of the same date, Trustees and officers of each Series as a group owned less than 1% of each Series' Class I shares of beneficial interest then outstanding of each Series.


                     Investment Advisory and Other Services

Investment Manager


Subject to the control of the Fund's Board of Trustees, Seligman manages the investment of the assets of each Series of the Fund and administers its business and other affairs pursuant to management agreements approved by the Board of Trustees and the initial shareholders of the Fund (the "Management Agreements"). Seligman also serves as investment manager to twenty-one other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to each Series of the Fund. No person or persons, other than the directors, trustees, officers or employees of Seligman and the Fund, regularly advise each Series of the Fund with respect to their investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman. See Appendix B for information regarding the history of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


Seligman is entitled to receive a management fee from each Series for its services to such Series, calculated daily and payable monthly. For the U.S. Government Securities Series, the fee is equal to 0.50% per annum of the Series' average daily net assets on an annual basis. The management fee for the High-Yield Bond Series is equal to 0.65% of the Series' average daily net assets on the first $1 billion of net assets and 0.55% per annum of the Series' average daily net assets in excess of $1 billion. The management fees paid by the U.S. Government Securities Series for years ended December 31, 2002, 2001 and 2000 equaled 0.50% of the average daily net assets of such Series, or $847,958, $660,806 and $444,809, respectively. The management fees paid by the High-Yield Bond Series for years ended December 31, 2002, 2001, 2000 equaled 0.65%, .61% and .59%, respectively, of the average daily net assets of such Series or $6,038,868, $9,540,906 and $13,473,549, respectively.


Each Series of the Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of trustees of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated among the Series in a manner determined by the Trustees to be fair and equitable.

Each Series' Management Agreement provides that Seligman will not be liable to a Series for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

Each Series' Management Agreement was initially approved by the Board of Trustees at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. The amendments to the Management Agreement of the High-Yield Bond Series, to increase the fee rate payable to the Manager by the Series, were approved by the Board of Trustees on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreements will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Trustees or of the outstanding voting securities of each Series and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Series at least 60 days prior to December 31 of any year that it does not desire such continuance. Each Management Agreement may be terminated by the appropriate Series, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Each Series has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 21, 2002 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement for each Series. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other mutual funds compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of each Management Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by Seligman for each Series (including investment performance comparisons with other comparable investment companies and certain indices); (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments received by Seligman and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group of Funds;
(4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to each Series and to the other investment companies in the Seligman Group; (5) information concerning the Series' expense ratios and competitive industry fee structures and expense ratios, including, specifically, the relationship of each Series' management fee rates to those typically paid by similar funds; (6) Seligman's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to Seligman and the benefits derived from such services to the Series and to Seligman; (7) portfolio turnover for each Series and other comparable investment companies;
(8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Series. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to Seligman under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustee's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Trustees considered the performance of each Series as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. The Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 21, 2002 Board of Trustees meeting, the Board receives detailed information related to performance of the Series at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rates paid by the Series to Seligman and the other expenses of each Series, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2001 and 2002 (through September 30) and estimates for full-year 2002. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the investment companies of the Seligman Group of Funds on a fund-by-fund basis. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Fall-Out Benefits. The Trustees considered the services provided to each Series and its shareholders by Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, and the 12b-1 fees each Series pays to Seligman Services in respect of shares of each Series held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Series of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors (in which case directors or trustees) are affiliated persons of both entities.

Services Provided by the Investment Manager

Under each Series' Management Agreement, dated December 29, 1988 for the U.S. Government Securities Series and December 29, 1988, as amended January 1, 1996, for the High-Yield Bond Series, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of each Series, including making purchases and sales of portfolio securities consistent with each Series' investment objectives and policies, and administers the business and other affairs of each Series. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to either Series of the Fund.

Other Investment Advice

No person or persons, other than directors, trustees, officers, or employees of Seligman, regularly advise either Series of the Fund with respect to their investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Series of the Fund, as set forth below:

                                                                                   Regular Dealer
                                    Sales Charge           Sales Charge              Reallowance
                                     as a % of             As a % of Net              as a % of
Amount of Purchase               Offering Price(1)        Amount Invested          Offering Price
------------------               -----------------        ---------------          --------------
Less than $50,000                       4.75%                  4.99%                    4.25%
$50,000 - $99,999                       4.00                   4.17                     3.50
$100,000 - $249,999                     3.50                   3.63                     3.00
$250,000 - $499,999                     2.50                   2.56                     2.25
$500,000 - $999,999                     2.00                   2.04                     1.75
$1,000,000 and over                        0                      0                        0

(1) "Offering Price" is the amount that you actually pay for each Series' shares; it includes the initial sales charge.

Class C shares:

                                                                                   Regular Dealer
                                       Sales Charge         Sales Charge             Reallowance
                                        as a % of           as a % of Net             As a % of
Amount of Purchase                  Offering Price(1)      Amount Invested         Offering Price
------------------                  -----------------      ---------------         --------------
Less than $100,000                       1.00%                   1.01%                   1.00%
$100,000 - $249,999                      0.50                    0.50                    0.50
$250,000 - $1,000,000                       0                       0                       0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sale.


Seligman Services is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of each Series' shares. For the years ended December 31, 2002, 2001 and 2000, Seligman Services received commissions from certain sales of the U.S. Government Securities Series' shares in the amounts of $1,799, $4,170 and $387, respectively. For the years ended December 31, 2002, 2001 and 2000, Seligman Services received commissions from certain sales of the High-Yield Bond Series' shares in the amounts of $7,027, $6,312 and $13,160, respectively.


Rule 12b-1 Plan

Each Series of the Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


Under its 12b-1 Plan, each Series may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Series' Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services and distribution fee in respect of either Series' Class I shares.) Payments by a Series under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Series; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Series' shareholders; and (3) otherwise promoting the sale of shares of the Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Series. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Series, respectively. Payments made by a Series under its 12b-1 Plan are intended to be used to encourage sales of shares of each Fund of the Series, as well as to discourage redemptions.

Fees paid by a Series under its 12b-1 Plan with respect to any class of shares of the Series may not be used to pay expenses incurred solely in respect of any other class of the Series or any other Seligman fund. Expenses attributable to more than one class of a Series are allocated between the classes of the Series in accordance with a methodology approved by the Fund's Board of Trustees. Expenses of distribution activities that benefit both a Series and other Seligman funds are allocated among the applicable Series and funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, each Series, with respect to its Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Series' Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations, which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for each Series, respectively. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. A Series of the Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of a Series may be paid from Class A 12b-1 fees received from the Series in any other year. If a Series' 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class A shares. The total amount of service fees paid to Seligman Advisors in respect of Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series for the year ended December 31, 2002 was $187,254 and $741,617, respectively, equivalent to 0.25% per annum of each Series' Class A shares' average daily net assets.


Class B


Under the 12b-1 Plan, each Series, with respect to its Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Series' Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of a Series' Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares of a Series attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for the Series. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Series in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses that exceed such fees. If a Series' 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Series to Seligman Advisors or the Purchasers with respect to its Class B shares. The total amount of distribution and service fees paid in respect of Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series for the year ended December 31, 2002 was $534,713 and $3,952,767, respectively, or 1% per annum of each Series' Class B shares' average daily net assets.

Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount of distribution and service fees paid to Seligman Advisors in respect of Class C shares of the U.S. Government Securities Series and the High-Yield Bond Series for the year ended December 31, 2002 was $207,494 and $652,416, respectively, or 1% per annum of each Series' Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2002, Seligman Advisors incurred $487,431 and $2,325,968 of expenses in respect of the U.S. Government Securities Series' and the High-Yield Bond Series' Class C shares, respectively, that were not reimbursed from the amounts received from each Series' 12b-1 Plan. These amounts were equal to 1.91% and 4.41%, respectively, of each Series' Class C shares' net assets as of December 31, 2002.


If the 12b-1 Plan is terminated in respect of Class C shares of a Series, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class C shares.

Class D


Under the 12b-1 Plan, each Series, with respect to its Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Series' Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and
(2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares of a Series, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of the Series of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders of the Series over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares of a Series, the entire 12b-1 fee attributable to such Class D shares of the Series is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of assets invested in the Series. The total amount of distribution and service fees paid to Seligman Advisors in respect of Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series for the year ended December 31, 2002 was $201,079 and

$1,701,088, respectively, or 1% per annum of each Series' Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2002, Seligman Advisors incurred $360,657 and $6,364,089, respectively, of expenses in respect of the U.S. Government Securities Series' and the High-Yield Bond Series' Class D shares, respectively, that were not reimbursed from the amounts received from each Series' 12b-1 Plan. These amounts were equal to 1.52% and 4.69%, respectively, of each Series' Class D shares' net assets as of December 31, 2002.


If the 12b-1 Plan is terminated in respect of Class D shares of a Series, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class D shares.

Class R


Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 1.00% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

Payments made by the U.S. Government Securities Series under its 12b-1 Plan for the year ended December 31, 2002, were spent on the following activities in the following amounts:


                                      Class A       Class B*      Class C      Class D    Class R**
                                      -------       --------      -------      -------    ---------
Compensation to underwriters          $     -0-     $     -0-     $98,614      $ 19,662      n/a
Compensation to broker/dealers         187,254       133,704      108,880       181,417      n/a
Other*                                      -0-      401,009           -0-           -0-     n/a


* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.


** Class R shares are new so there were no payments made for the year ended December 31, 2002.


Payments made by the High-Yield Bond Series under its 12b-1 Plan for the year ended December 31, 2002, were spent on the following activities in the following amounts:


                                      Class A       Class B*      Class C      Class D     Class R**
                                      -------       --------      -------      -------     ---------
Compensation to underwriters         $     -0-     $       -0-   $147,977    $   64,735       n/a
Compensation to broker/dealers        741,617         986,073     504,439     1,636,353       n/a
Other*                                     -0-      2,966,694          -0-           -0-      n/a


* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.


** Class R shares are new so there were no payments made for the year ended December 31, 2002.

The 12b-1 Plan was originally approved with respect to each Series on April 8, 1986 by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan (Qualified Trustees) and by the shareholders of each Series at a meeting of shareholders on April 10, 1986. The Plan was approved with respect to Class B shares of the High-Yield Bond Series on March 21, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the High-Yield Bond Fund Series on April 22, 1996. The Plan was approved with respect to Class B shares of the U.S. Government Securities Series on September 19, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of Class B shares of the U.S. Government Securities Series on January 1, 1997. The Plan was approved in respect of Class C shares of both Series on May 20, 1999 by the Board of Trustees, including a majority of the Qualified Trustees, and became effective in respect of Class C shares of both Series on June 1, 1999. The Plan was approved in respect of the Class D shares of both Series on July 15, 1993 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class D shares of both Series on September 21, 1993. The 12b-1 Plan in respect of each Series was approved in respect of Class R shares on March 20, 2003 by the Board of Trustees, including a majority of the Qualified Trustees, and became effective in respect of Class R shares of both Series on April 30, 2003. The Plans will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations (as defined in each of the Series' Prospectuses) with respect to a class without the approval of a majority of the outstanding voting securities of such class. If the amount payable in respect of Class A shares under the Plans is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Trustees and Qualified Trustees.


The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed by the Trustees annually.


Seligman Services acts as the broker/dealer of record for shareholder accounts of each Series that do not have a designated financial advisor and receives compensation pursuant to each Series' 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 2002, 2001 and 2000, Seligman Services received distribution and service fees pursuant to the U.S. Government Securities Series' 12b-1 Plan in the amounts of $15,845, $13,678 and $12,713, respectively. For the years ended December 31, 2002, 2001 and 2000, Seligman Services received distribution and service fees pursuant to the High-Yield Bond Series' 12b-1 Plan in the amounts of $25,336, $42,488 and $55,217, respectively.

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. Certain officers and directors of the Funds are also officers and directors of SDC.


                   Portfolio Transactions and Other Practices

Portfolio Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities for each Series of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Series will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. The Management Agreement recognizes that in the purchase and sale of portfolio securities, Seligman will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to Seligman for its use in connection with its services to the Fund as well as to other clients.


For the years ended December 31, 2002, 2001 and 2000, the Seligman High-Yield Bond Series paid total brokerage commissions to others for execution, research and statistical services in the amounts of $0, $201,400 and $75,840, respectively.

Commissions

For the years ended December 31, 2002, 2001 and 2000, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Fund, Seligman, or Seligman Advisors.


Dealer Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to a Series. In addition, Seligman is authorized to place orders with dealers who provide supplemental investment and market research and security and economic analysis although the use of such dealers may result in a Series paying a higher spread, than the use of dealers selected solely on the basis of seeking the most favorable price and execution.

Directed Brokerage

During the year ended December 31, 2002, neither Series of the Fund nor Seligman, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed any of the Fund's portfolio transactions to a dealer because of research services provided.

Regular Broker-Dealers


During the year ended December 31, 2002, neither Series of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value. The Trustees also have the power to create additional series of shares. At present, shares of beneficial interest of two series have been authorized, which shares of beneficial interest constitute interests in the U.S. Government Securities Series and the High-Yield Bond Series. Shares of beneficial interest of the U.S. Government Securities Series are divided into five classes, designated Class A, Class B, Class C, Class D and R shares of beneficial interest. Shares of beneficial interest of the High-Yield Bond Series are divided into six classes, designated Class A, Class B, Class C, Class D, Class I and Class R shares of beneficial interest. Each share of beneficial interest of the Series' respective classes is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes of shares of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares of each Series entitle their holders to one vote per share. Each Series' shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund.


Other Securities

The Fund has no authorized securities other than the above-mentioned shares.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Series may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Series, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Series. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Series alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in each of the Series' Prospectuses.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Series and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in each of the Series' Prospectus. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in each of the Series' Prospectuses, based on the total amount of Class A shares of the Series that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares of by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in each of the Series' Prospectuses applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value.. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Series' shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside trustees, or through a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares of each Series that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares of each Series are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and capital gain distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of a Series exercising the exchange privilege will continue to be subject to the Series' CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired by exchange will be subject to the Series' CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C


Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.


Class D

Class D shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares of each Series are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Class R


Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares at any time.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders of each Series who reinvest both their dividends and capital gain distributions to purchase additional shares of each Series, respectively, may use the Series' Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares of each Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:


(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;


(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of Class R shares within one year after the initial purchase by an eligible benefit plan (as described in the Fund's Prospectus) that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares of a Series sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.


Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (with the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for shares of a Series sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for either Series' shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security of a Series, or (2) if Seligman determines that the offered securities are a suitable investment for a Series and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares of a Series with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for shares of the Series at any time without notice. The Fund will not accept restricted securities in payment for Series shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for Fund shares will have an active and substantial market and have a value that is readily ascertainable.

Fund Reorganizations

Class A shares and Class C shares of each Series may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of a Series' shares if the Series is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell shares of a Series of the Fund, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.


NAV per share of each class of a Series is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class of a Series is computed by dividing such class's share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The dividends paid with respect to the Class B, Class C, Class D and Class R shares will generally be lower than the dividends paid with respect to the Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the dividends paid with respect to the Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Premiums received on the sale of call options will be included in the net asset value, and current market value of the options sold by a Series will be subtracted from net asset value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Series shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of a Series are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of a Series of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares of each Series are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B and Class D shares of each Series are sold at NAV(2). Using each Class's NAV at December 31, 2002 of the U.S. Government Securities Series and of the High-Yield Bond Series, (except Class R shares, which commenced operations effective April 30, 2003) the maximum offering price of each Series' shares is as follows:

                                                                             U.S. Government     High-Yield
                                                                             Securities Series   Bond Series
                                                                             -----------------   -----------
Class A
     Net asset value per share..............................................        $7.39           $3.16
     Maximum sales charge (4.75% of offering price).........................         0.37            0.16
                                                                                    -----           -----
     Offering price to public...............................................        $7.76           $3.32
                                                                                    =====           =====

Class B
     Net asset value and offering price per share(2) .......................        $7.40           $3.17
                                                                                    =====           =====

Class C
     Net asset value per share..............................................        $7.40           $3.17
     Maximum sales charge (1.00% of offering price(1))......................         0.07            0.03
                                                                                    -----           -----
     Offering price to public...............................................        $7.47           $3.20
                                                                                    =====           =====

Class D
     Net asset value and offering price per share(2) .......................        $7.40           $3.17
                                                                                    =====           =====

Class I
     Net asset value and offering price per share ..........................        $ n/a           $3.16
                                                                                    =====           =====


-------------
(1) In addition to the front-end sales charge of 1.00%, Class C shares are also subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling a Series' shares under ordinary circumstances are set forth in each of the Series' Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if:
(i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by each of the Series of their shares impracticable or it is not reasonably practicable for each of the Series to fairly determine their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of the Series' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.


Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.


                             Taxation of each Series

Each Series is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of the Series' net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from a Series' dividend income that would be eligible for the dividends received deduction if the Series were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from a Series capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in a Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Series.

In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Series. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Each Series of the Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on the basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Series. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by each Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any of its undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of each Series of the Fund. Seligman Advisors accepts orders for the purchase of Series' shares, which are offered continuously. As general distributor of each Series' shares, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares 2of the U.S. Government Securities Series for the years ended December 31, 2002, 2001 2000, amounted to $131,980, $75,462, and $59,372, respectively, of which $15,206,
$8,127 and $6,421, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the U.S. Government Securities Series for the years ended December 31, 2002, 2001 and 2000 amounted to $112,119, $80,183 and $21,647, respectively, none of which was retained by Seligman Advisors.

Total initial sales charges paid by shareholders of Class A shares of the High-Yield Bond Series for the years ended December 31, 2002, 2001 and 2000, amounted to $329,762, $1,165,434 and $1,799,140, respectively, of which $37,600,
$135,961 and $213,448, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the High-Yield Bond Series for the year ended December 31, 2002, 2001 and 2000 amounted to $101,542, $418,765 and $552,266, respectively, none of which was retained by Seligman Advisors.


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from each Series during the year ended December 31, 2002:

                             Net Underwriting         Compensation on
                               Discounts and          Redemptions and
                            Commissions (Class A    Repurchases (CDSC on
                             and Class C Sales      Class A, Class C and         Brokerage          Other
   Fund                      Charges Retained)    Class D Shares Retained)      Commissions   Compensation(1)(2)
   ----                      -----------------    ------------------------      -----------   ------------------
   U.S. Government
   Securities Series             $15,206                   $61,491                  $-0-             $15,699

   High-Yield Bond Series         37,600                   151,889                   -0-              42,812

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from the Purchasers based on the value of Class B shares sold. Such payments received for the year ended December 31, 2002 are reflected in the table.

(2) During the year ended December 31, 2002, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of each Series of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                    Calculation of Yield and Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A


The annualized yields for the 30-day period ended December 31, 2002 for the Class A shares of the U.S. Government Securities Series and of the High-Yield Bond Series was 2.87% and 7.89%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Series' and High-Yield Bond Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the net amount invested) on December 31, 2002, which was the last day of the period. The average number of Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series was 10,573,293 and 81,609,590, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

The average annual total returns for the Class A shares of the U.S. Government Securities Series for the one-, five-, and ten-year periods ended December 31, 2002 were 5.17%, 5.53% and 5.60%, respectively. The average annual total returns for the Class A shares of the High Yield Bond Series for the one-, five-, and ten-year periods ended December 31, 2002 were (9.75)%, (7.10)% and 2.78%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions by the Series, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed. The average annual total return was then determined by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption (i.e., the average annual compound rate of return).

The cumulative total returns for the Class A shares of each Series of the Fund for the ten-year periods ended December 31, 2002 were 72.43% and 31.56%. Thus, a $1,000 investment in Class A shares of the U.S. Government Securities Series made on December 31, 1992 had a value of $1,724 on December 31, 2002; and a $1,000 investment in Class A shares of the High-Yield Bond Series made on December 31, 1992 had a value of $1,316 on December 31, 2002.


Class B


The annualized yields for the 30-day period ended December 31, 2002 for the Class B shares of the U.S. Government Securities Series and of the High-Yield Bond Series were 2.28% and

7.53%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Series' and High-Yield Bond Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2002, which was the last day of the period. The average number of Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series was 8,975,763 and 104,419,143, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

The average annual total returns for the Class B shares of the U.S. Government Securities Series for the one and five-year periods ended December 31, 2002 and for the period January 1, 1997 (commencement of operations) through December 31, 2002 were 4.63%, 5.43% and 5.91%, respectively. The average annual total returns for the Class B shares of the High-Yield Bond Series for the one- and five-year periods ended December 31, 2002 and for the period April 22, 1996 (commencement of operations) through December 31, 2002 were (10.35)%, (7.11)% and (2.41)%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Series' Class B shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed, subtracting the applicable CDSC.

The cumulative total returns for Class B shares of the U.S. Government Securities Series and of the High-Yield Bond Series from the respective periods January 1, 1997 (commencement of operations Class B shares) and April 22, 1996 (commencement of operations of Class B shares) through December 31, 2002 were 41.10% and (13.25)%, respectively. Thus, a $1,000 investment in Class B shares of the U.S. Government Securities Series made on January 1, 1997 had a value of $1,411 on December 31, 2002; and a $1,000 investment in Class B shares of the High-Yield Bond Series made on April 22, 1996 had a value of $867 on December 31, 2002.


Class C


The annualized yields for the 30-day period ended December 31, 2002 for the Class C shares of the U.S. Government Securities Series and of the High-Yield Bond Series were 2.26% and 7.45%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Series' and the High-Yield Bond Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2002, which was the last day of the period. The average number of Class C shares of the U.S. Government Securities Series and the High-Yield Bond Series was 3,470,393 and 17,039,618, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in each of the Series' Prospectuses.

The average annual total returns for the Class C shares of the U.S. Government Securities Series for the one-year period ended December 31, 2002 and the period from May 27, 1999 (commencement of operations) through December 31, 2002 were 7.55% and 6.48%, respectively. The average annual returns for the Class C shares of the High-Yield Bond Series for the one-year period ended December 31, 2002 and the period from May 27, 1999 (commencement of operations) through December 31, 2002 were (7.93)% and (10.06)%, respectively. These returns were computed by subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions by each Series' Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC.

The cumulative total returns for the Class C shares of the U.S. Government Securities Series and of the High-Yield Bond Series for the period May 27, 1999 (commencement of operation of Class C shares) through December 31, 2002 were 25.37% and (31.74)%. Thus, a $1,000 investment in Class C shares of the U. S. Government Securities Series and of the High-Yield Bond Series made on May 27, 1999 had a value of $1.254 and $683, respectively, on December 31, 2002.


Class D


The annualized yields for the 30-day period ended December 31, 2002 for the Class D shares of the U.S. Government Securities Series and of the High-Yield Bond Series were 2.28% and 7.53%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Series' and the High-Yield Bond Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2002, respectively, which was the last day of the period. The average number of Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series was 3,163,954 and 43,433,016, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in each of the Series' Prospectuses.

The average annual total returns for the Class D shares of the U.S. Government Securities Series for the one- and five-year periods ended December 31, 2002 and the period from September 21, 1993 (commencement of operations) through December 31, 2002 were 8.63%, 5.76% and 4.89%, respectively. The average annual total returns for the Class D shares of the High-Yield Bond Series for the one- and five-year periods ended December 31, 2002 and for the period September 21, 1993 (commencement of operations) through December 31, 2002 were (6.94)%, (6.89)% and 1.34%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Series' Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for the Class D shares of the U.S. Government Securities Series and of the High-Yield Bond Series for the period from September 21, 1993 (commencement of operations of Class D shares) through December 31, 2002 were 55.75% and 13.12%, respectively. Thus, a $1,000 investment in Class D shares of the U.S. Government Securities Series and of the High-Yield Bond Series made on September 21, 1993 had a value of $1,557 and $1,131, respectively, on December 31, 2002.


Class I


The annualized yield for the 30-day period ended December 31, 2002 for the Class I shares of the High-Yield Bond Series was 8.86%. The annualized yields were computed by dividing the High-Yield Bond Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2002, which was the last day of the period. The average number of Class I shares of the High-Yield Bond Series was 958,230, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the High-Yield Bond Series' Prospectus.

The average annual total returns for the Class I shares of the High-Yield Bond Series for the one-year period and for the period November 30, 2001 (commencement of operations) through December 31,2002 were (5.02)% and (5.54)%, respectively.

The cumulative total return for the Class I shares of the High-Yield Bond Series for the period November 30, 2001 (commencement of operations) through December 31, 2002 was (6.00)%. These returns were computed assuming that all of the dividends and capital gain distributions paid by the High-Yield Bond Series' Class I shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed. Thus, a $1,000 investment in

Class I shares of the High-Yield Bond Series made on November 30, 2001 had a value of $940 on December 31, 2002.


No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


Class R shares are new, effective April 30, 2003, so no performance information is presented.


Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Series' Class A, Class B, Class C, Class D and Class I shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

Each Series' Promotional Material may disclose (i) the top ten holdings included in the Series' portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for each Series (vi) descriptions or comparisons of various savings and investment products, which may not include a Series and (vii) comparisons of investment products (including a Series) with relevant market or industry indices or appropriate benchmarks. Each Series may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Series.

From time to time, each Series' Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Each Series' Promotional Material may make reference to a Series' "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Series, as compared to that of the overall market. Standard deviation measures how widely the Series' performance has varied from its average performance, and is an indicator of the Series' potential for volatility. Alpha measures the difference between the returns of a Series and the returns of the market, adjusted for volatility.

Each Series may also refer in its Promotional Material to selections from editorials or articles about the Series, including reprints of comments, listings and columns in the financial and other press, the sources of which include

BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements


The Annual Reports to Shareholders for the year ended December 31, 2002 contain portfolios of the investments of each of the Fund's Series as of December 31, 2002, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. These Reports will be furnished without charge to investors who request copies of this SAI.


                               General Information

Information About Business Trusts. As indicated in each of the Series' Prospectuses, the Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Fund's Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Fund into any number of other Series without further action by shareholders. The 1940 Act requires that where more than one Series exists, each Series must be preferred over all other Series in respect of assets specifically allocated to such Series.

As a general matter, the Fund will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Fund or any Series to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new Series, abolishing Series when there are no units thereof outstanding, changing the name of the Fund or the name of any Series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (f) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of the Fund's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless it is clear that the interests of such Series in the matter are substantially identical or that the matter does not significantly affect any interest of such Series. However, the Rule exempts the selection of independent auditors, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Series' assets for any shareholder held personally liable for obligations of such Series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset values for each Series of the Fund.


Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
DEBT SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high Financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
DEBT SECURITIES

AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D:  Debt rated "D" is in payment default.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.

....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.


o     Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
      Inc.

....1950-1989

o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.

o Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen portfolios offered through variable annuity and variable life insurance products.

....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, Seligman International Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate fund: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% in venture capital investing.

....2001


o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.

PART C. OTHER INFORMATION

Item 23. Exhibits.

      All Exhibits listed below have been previously filed, except Exhibits marked with an asterisk (*), which are filed herewith.


(a)      *Instrument of Establishment and Designation dated March 20, 3003.

(a)(1) Instrument of Establishment and Designation dated November 15, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on November 30, 2001.)

(a)(2) Instrument of Establishment and Designation dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on May 28, 1999.)

(a)(3) Form of Amended and Restated Declaration of Trust. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on December 31, 1996.)

(b)      *By-laws of Registrant.



(c) Specimen Stock Certificate for Class A Shares. (Incorporated by Reference to Post-Effective Amendment No. 18 filed on April 29, 1994.)

(c)(1) Specimen Stock Certificate for Class B Shares. (Incorporated by reference to Form SE filed on April 16, 1996.)

(c)(2) Specimen Stock Certificate for Class D Shares. (Incorporated by Reference to Post-Effective Amendment No. 17 filed on September 21, 1993.)


(d) Management Agreement between Registrant's Seligman High-Yield Bond Series and J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 20 filed April 19, 1996.)

(d)(1) Management Agreement between Registrant's U.S. Government Securities Series and J & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 19 filed on May 1, 1995.)

(e) Form of Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2003.)

(e)(1) Form of Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(e)(2) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(3) Form of the new Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)




(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. with respect to certain Chilean institutional investors. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman High Income Fund, Inc. (Incorporated by reference to Registrant' Post-Effective Amendment No. 25 filed on April 30, 1998.)


(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)


(h)      Not Applicable.


(i) Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(i)(2) *Opinion and Consent of Massachusetts Counsel in respect of Class R shares.

(i)(3) Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on November 30, 2001.)

(i)(4) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on May 28, 1999.)

(i)(5) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)


(j)      *Consent of Independent Auditors.

(k)      Not Applicable.


(l) *Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc.

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant's Seligman High-Yield Bond Series and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on November 30, 2001.)

(l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant's Seligman U.S. Government Securities Series and Seligman High-Yield Bond Series and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on May 28, 1999.)

(l)(3) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant's Seligman U.S. Government Securities Series and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(l)(4) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant's Seligman High-Yield Bond Series and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(5) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class D shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on September 21, 1993.)

(m) Form Amended Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Post-Effective Amendment No. 5 of the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(m)(1) Form of Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(n) Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(n)(1) Plan of Multiple Classes of Shares (five Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement of Seligman Global Fund Series, Inc. (File No. 811-6458) filed on April 29, 2003.)

(p) Amended and Restated Code of Ethics. (Incorporated by reference to Post-Effective Amendment No. 3 of the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2003.)

(Other Exhibits)  *(a)Power of Attorney for Paul C. Guidone.

                  (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed on April 27, 2001.)

                  (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)


Item 24.      Persons Controlled by or Under Common Control with Registrant.
              None.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 22 to the Registration Statement.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisers Act of 1940, as amended (Advisers Act).

              The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman pursuant to the Advisers Act (SEC File No. 801-15798), which was filed on March 28, 2003.


Item 27.      Principal Underwriters.


   (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.


     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                            Seligman Advisors, Inc.
                              As of March 31, 2003

                 (1)                                           (2)                                        (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address*                             with Underwriter                            with Registrant
         -----------------                             ----------------                            ---------------
         William C. Morris                             Chairman of the Board and Director          Chairman of the Board
         Brian T. Zino                                 Director                                    President, Director and Chief
                                                                                                   Executive Officer
         David F. Stein                                Director                                    None
         Stephen J. Hodgdon                            President and Director                      None
         Paul C. Guidone                               Director                                    Director
         Rodney G.D. Smith                             Director                                    None
         Charles W. Kadlec                             Managing Director, Chief Investment         None
                                                       Strategist
         Edward F. Lynch                               Managing Director,                          None
                                                       Director of Sales
         Andrew S. Veasy                               Managing Director                           None
         Thomas G. Rose                                Senior Vice President, Finance              Vice President
         James R. Besher                               Senior Vice President, Divisional           None
                                                       Sales Director

                             Seligman Advisors, Inc.
                              As of March 31, 2003

                 (1)                                           (2)                                        (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address*                             with Underwriter                            with Registrant
         -----------------                             ----------------                            ---------------
         Gerald I. Cetrulo, III                        Senior Vice President, Sales                None
         Arthur A. Condron                             Senior Vice President, Offshore             None
                                                       Sales & Administration
         Matthew A. Digan                              Senior Vice President, Domestic             None
                                                       Funds
         Kenneth J. Dougherty                          Senior Vice President, Sales                None
         Jonathan G. Evans                             Senior Vice President, Sales                None
         T. Wayne Knowles                              Senior Vice President, Divisional           None
                                                       Sales Director
         Joseph Lam                                    Senior Vice President, Regional             None
                                                       Director, Asia
         Michelle L. Rappa                             Senior Vice President, Retirement           None
                                                       Plans
         Ronald W. Pond                                Senior Vice President, Divisional           None
                                                       Sales Director
         Thomas P. Parnell                             Senior Vice President, Sales
         J. Jeffery Rold                               Senior Vice President, Divisional           None
                                                       Sales Director
         Richard M. Potocki                            Managing Director, Director of Global       None
                                                       Financial Services
         Jorge Fernando Sanchez-Alcazar                Senior Vice President, Regional             None
                                                       Director, Latin America
         James C. Taylor                               Senior Vice President, Sales                None
         Bruce M. Tuckey                               Senior Vice President, Sales                None
         Mason S. Flinn                                Senior Vice President, National             None
                                                       Sales Manager of Retirement Plans
         Anna R. Brogan                                Vice President, Regional Retirement         None
                                                       Plans Manager
         Mark G. Burlingham                            Vice President Regional Retirement          None
                                                       Plans Manager
         Nicole Christiansen                           Vice President, Sales Administration        None
                                                       and Planning
         Peter Campagna                                Vice President, Portfolio Specialist        None
         Jeffrey S. Dean                               Vice President, Business Analysis           None
         Helen Delman                                  Vice President, Product Manager             None
         April S. Ferrell                              Vice President, National Accounts           None
                                                       Manager
         Dennis Geelan                                 Vice President, Marketing Specialist        None
         Timothy J. Kelly                              Vice President, Manager Internal            None
                                                       Sales
         John F. Korn                                  Vice President, Marketing Specialist        None
         David W. Mountford                            Vice President, Regional Retirement         None
                                                       Plans Manager
         Jeffery C. Pleet                              Vice President, Regional Retirement         None
                                                       Plans Manager
         Craig S. Prichard                             Vice President, Consulting                  None
                                                       Services
         Nicholas C. Roberts                           Vice President, Senior National             None
                                                       Accounts Manager

                             Seligman Advisors, Inc.
                              As of March 31, 2003

                 (1)                                           (2)                                        (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address*                             with Underwriter                            with Registrant
         -----------------                             ----------------                            ---------------
         Steven J. Ralff                               Vice President, Product Manager             None
         Paula A. Smith                                Vice President, Product Manager 529         None
         John T. Szwed                                 Vice President, Product Manager             None
         Gary A. Terpening                             Vice President, Director of Business        None
                                                       Development
         Edward W. Urban                               Vice President, Product Manager             None
         Joseph J. Williams, Jr.                       Vice President, Portfolio Advisor,          None
                                                       Managed Money
         William DeSanto                               Vice President, Portfolio Advisor,          None
                                                       Managed Money
         Kevin M. Casey                                Vice President, Regional Sales              None
         Edward S. Finocchiaro                         Vice President, Regional Sales              None
         Brett M. Frum                                 Vice President, Regional Sales              None
         S. William Lehew, III                         Vice President, Regional Sales              None
         Mike Loftus                                   Vice President, Regional Sales              None
         Judith L. Lyon                                Vice President, Regional Sales              None
         Sean Maher                                    Vice President, Regional Sales              None
         Leslie A. Mudd                                Vice President, Regional Sales              None
         John H. Pierucki                              Vice President, Regional Sales              None
         Robert W. Thompson                            Vice President, Regional Sales              None
         Gregg Angelillo                               Assistant Vice President, Regional          None
                                                       Sales
         Frank J. Nasta                                Corporate Secretary                         Secretary
         Albert A. Pisano                              Vice President and Compliance               None
                                                       Officer
         Katherine J. Shelter                          Treasurer                                   None
         Sandra G. Floris                              Assistant Vice President, Order Desk        None
         Keith R. Landry                               Assistant Vice President, Order Desk        None
         Michael D. Aguilar                            Assistant Vice President, Economist         None
         Marcie L. Blanco                              Assistant Vice President, Retirement        None
                                                       Plans Consultant
         Thomas R. Bowen, Jr.                          Assistant Vice President, Internal Sales    None
         Emily Calcagno                                Assistant Vice President, Managed           None
                                                       Money
         Paula S. Chan                                 Assistant Vice President, Marketing         None
                                                       Specialist
         Florencio J. Menceyra                         Assistant Vice President, Sr. Sales         None
                                                       Associate, Latin America
         Maureen Yurcisin                              Assistant Vice President, Marketing         None
                                                       Analyst
         Julie S. Rosenberg                            Assistant Treasurer                         None
         Brian C. Kelleher                             Assistant Vice President, Wealth            None
                                                       Management Services
         Marcella MacDonald                            Assistant Vice President, Variable          None
                                                       Annuity

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations:
           (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 custodian of the Registrant's cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant.


Item 29.   Management Services.  Not Applicable.


Item 30.   Undertakings.  Not  Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 32 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29 day of April, 2003.


                                           SELIGMAN HIGH INCOME FUND SERIES


                                           By: /s/ Brian T. Zino
                                               ---------------------------------
                                                    Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 has been signed below by the following persons in the capacities indicated on April 29, 2003.


           Signature                                     Title
           ---------                                     -----


/s/ Brian T. Zino                        Trustee, President (Principal Executive
--------------------------------         Officer)
     Brian T. Zino


/s/  William C. Morris                   Chairman of the Board and Trustee
--------------------------------
     William C. Morris



/s/ Lawrence P. Vogel                    Treasurer (Principal financial and
--------------------------------           Accounting Officer)
     Lawrence P. Vogel


John R. Galvin, Trustee          )
Paul C. Guidone, Trustee         )
Alice S. Ilchman, Trustee        )
Frank A. McPherson, Trustee      )
John E. Merow, Trustee           )
Betsy S. Michel, Trustee         )    /s/  Brian T. Zino
James Q. Riordan, Trustee        )    ---------------------------------------
Leroy C. Richie, Trustee         )         Brian T. Zino, Attorney-In-Fact
Robert L. Shafer, Trustee        )
James N. Whitson, Trustee        )

                        SELIGMAN HIGH INCOME FUND SERIES
                     Post-Effective Amendment No. 32 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

Form N-1A Item No.   Description


Item 23(a)           Instrument of Establishment and Designation of Registrant.

Item 23(b)           By-laws of Registrant.

Item 23(i)(2) Opinion and Consent of Massachusetts Counsel in respect of Class R shares.


Item 23 (j)          Consent of Independent Auditors.


Item 23(l) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc.

(Other Exhibits)     Power of Attorney for Paul C. Guidone.